SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant    ☐

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☐ Preliminary Proxy Statement	☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

WATCHGUARD TECHNOLOGIES, INC.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

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March 24, 2006

Dear Stockholder:

You are cordially invited to attend the 2006 Annual Meeting of Stockholders of WatchGuard Technologies, Inc., which will be held on Thursday, May 4, 2006, at 9:00 a.m., local time, at WatchGuard’s headquarters, 505 Fifth Avenue South, Suite 500, Seattle, Washington.

At the annual meeting, you will be asked to elect one Class 3 director to our board of directors, to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2006, to ratify and approve our Rights Agreement and to transact any other business properly presented at the annual meeting. You also will have the opportunity to hear what has happened in our business in the past year and to ask questions.

WatchGuard’s board of directors recommends that you vote “for” election of the nominee to the board of directors, “for” ratification of the appointment of the independent registered public accounting firm and “for” ratification and approval of the Rights Agreement.

Whether or not you plan to attend the annual meeting, you should carefully read the enclosed proxy statement. Then please mark your votes on the enclosed proxy card, sign and date the proxy card and return it in the enclosed postage-prepaid envelope. Your shares will be voted in accordance with the instructions you give on your proxy card. If you attend the annual meeting, you may vote in person if you wish, even if you previously returned your proxy card. Your vote is important, so please return your proxy card promptly.

Sincerely,

Edward J. Borey

President and Chief Executive Officer

PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD.

WATCHGUARD TECHNOLOGIES, INC.

505 Fifth Avenue South, Suite 500

Seattle, Washington 98104

Notice of the 2006 Annual Meeting of Stockholders

to be held May 4, 2006

TO THE STOCKHOLDERS OF WATCHGUARD TECHNOLOGIES, INC.:

We will hold the 2006 Annual Meeting of Stockholders of WatchGuard Technologies, Inc. on Thursday, May 4, 2006, at 9:00 a.m., local time, at WatchGuard’s headquarters, 505 Fifth Avenue South, Suite 500, Seattle, Washington, for the following purposes:

1.	to elect to our board of directors one Class 3 director, to hold office until the third annual meeting of stockholders following his election and until his successor is elected and qualified;

2.	to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2006;

3.	to ratify and approve our Rights Agreement dated May 5, 2005 with Mellon Investor Services LLC (as Rights Agent); and

4.	to transact such other business as may properly come before the annual meeting or any adjournments or postponements of the annual meeting.

These proposals are more fully described in the accompanying proxy statement. At the annual meeting, we will also report on our 2005 business results and other matters of interest to our stockholders.

The board of directors recommends that you vote “for” election of the nominee to the board of directors, “for” ratification of the appointment of the independent registered public accounting firm and “for” ratification and approval of the Rights Agreement.

The board of directors has fixed the close of business on March 3, 2006 as the record date for determining the stockholders entitled to notice of and to vote at the annual meeting. Only stockholders of record on the record date are entitled to notice of and to vote at the annual meeting and any adjournments or postponements of the annual meeting.

You are cordially invited to attend the annual meeting. To ensure your representation at the annual meeting, however, you should complete, sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as promptly as possible. Your stock will be voted in accordance with the instructions you give on your proxy card. You may revoke your proxy at any time before it is voted by signing and returning a proxy for the same shares bearing a later date, by filing a written revocation with the secretary of WatchGuard or by attending and voting in person at the annual meeting.

Please note that attendance at the annual meeting will be limited to stockholders of record (or their authorized representatives) and invited guests of WatchGuard. Beneficial owners of shares held by a broker or nominee must present proof of stock ownership to attend the annual meeting.

The approximate date of mailing this proxy statement and the accompanying proxy card is March 24, 2006.

By order of the board of directors,

Michael C. Piraino

Secretary

Seattle, Washington

March 24, 2006

WATCHGUARD TECHNOLOGIES, INC.

PROXY STATEMENT

This proxy statement is being furnished to the holders of common stock of WatchGuard Technologies, Inc., a Delaware corporation, in connection with the solicitation of proxies by our board of directors for use at the 2006 annual meeting of stockholders and any adjournments or postponements of the annual meeting. We will hold the annual meeting on Thursday, May 4, 2006, at 9:00 a.m., local time, at WatchGuard’s headquarters, 505 Fifth Avenue South, Suite 500, Seattle, Washington. The approximate date of mailing this proxy statement and accompanying proxy card is March 24, 2006.

Matters to Be Considered at the Annual Meeting

At the annual meeting, our stockholders of record as of the close of business on March 3, 2006 will consider and vote on the following proposals:

(1)	election to our board of directors of one Class 3 director, to hold office until the third annual meeting of stockholders following his election and until his successor is elected and qualified;

(2)	ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2006;

(3)	ratification and approval of our Rights Agreement dated May 5, 2005 with Mellon Investor Services LLC (as Rights Agent); and

(4)	such other business as may properly come before the annual meeting or any adjournments or postponements of the annual meeting.

Our board of directors recommends that our stockholders vote “for” election of the nominee to the board of directors, “for” ratification of the appointment of the independent registered public accounting firm and “for” ratification and approval of the Rights Agreement.

Record Date; Outstanding Shares Entitled to Vote

Only those stockholders of record who owned our common stock at the close of business on the record date, March 3, 2006, are entitled to notice of and to vote at the annual meeting. As of the record date, approximately 34,390,518 shares of our common stock were issued and outstanding.

Quorum; Voting

The presence, in person or by proxy, of the holders of a majority of the shares of common stock entitled to vote constitutes a quorum for the transaction of business at the annual meeting.

We have one class of voting securities outstanding, which is designated as common stock, and each share of common stock is entitled to one vote on each item solicited for voting. The director elected at the annual meeting will be the candidate receiving the greatest number of affirmative votes cast, in person or by proxy, at the annual meeting. Holders of common stock are not entitled to cumulate votes in electing directors. The affirmative vote of the holders of shares representing a majority of the votes present, in person or by proxy, and entitled to vote at the annual meeting is required to ratify the appointment of the independent registered public accounting firm. Under the terms of the Rights Agreement, the majority of the votes cast by stockholders who are not affiliated with management or any member of the board, the Independent Stockholders, is required to ratify and approve the Rights Agreement.

Any broker, bank, nominee, fiduciary or other custodian which holds shares of our common stock for the account of a customer who is the beneficial owner of those shares, and which does not receive specific instructions from the customer on how to vote, has the power to vote those shares at its discretion in the election of one director, for the ratification of the appointment of the independent registered public accounting firm and for other routine matters for which it has not received voting instructions. Custodians do not have discretionary voting authority, however, with respect to nonroutine matters. A “broker nonvote” occurs when the custodian indicates on the proxy card that it may not vote, or give a proxy to vote, a customer’s shares because the customer did not provide voting instructions with respect to a nonroutine matter. Because custodians will have discretionary voting authority with respect to the election of one director and the ratification of the appointment of the independent registered public accounting firm, there will be no broker nonvotes with respect to those proposals at the annual meeting. Because ratification and approval of the Rights Agreement is a nonroutine matter, custodians are not entitled to vote without instructions from the beneficial holder of the shares. However, broker nonvotes will have no effect on the outcome of this proposal because, ratification and approval requires only a majority of the votes cast by Independent Stockholders, and broker nonvotes will not represent votes cast with respect to the proposal.

An abstention occurs when a stockholder affirmatively instructs the vote to be withheld (by checking the “abstain” or “withhold authority to vote” box on the proxy card) or when a stockholder who has not given a proxy is present at the meeting but does not cast a ballot. Shares subject to abstentions and broker nonvotes are considered to be present at the annual meeting, and are therefore counted toward establishing the presence of a quorum. In the election of a director, abstentions will result in the nominee receiving fewer votes but will have no effect because the outcome is determined by a plurality of the votes cast. With respect to the proposal to ratify the appointment of the independent registered public accounting firm, however, abstentions will have the same effect as votes against the proposal. With respect to the proposal to ratify and approve the Rights Agreement, abstentions by Independent Stockholders will have the same effect as votes against the proposal.

Proxies

Shares of common stock represented by properly executed proxy cards that we receive at or before the annual meeting and that have not been revoked will be voted at the annual meeting in accordance with the instructions given on the proxy cards. Shares of common stock represented by properly executed proxy cards for which no instruction is given will be voted in accordance with the board’s recommendations. We are not aware, as of the date of this proxy statement, of any matter to be voted on at the annual meeting other than those described in this proxy statement and accompanying notice of annual meeting of stockholders. If any other matters are properly brought before the annual meeting, however, the enclosed proxy card gives discretionary authority to the persons named as proxies to vote the shares in their best judgment.

To ensure that your shares are voted, please complete, sign, date and return promptly the enclosed proxy card in the postage-prepaid envelope provided. You may revoke your proxy by:

•	submitting a later-dated proxy for the same shares at any time before the vote on the proposals;

•	delivering written notice of revocation to the secretary of WatchGuard at any time before the vote; or

•	attending the annual meeting and voting in person. Merely attending the annual meeting will not in and of itself revoke a proxy.

If the annual meeting is adjourned or postponed for any reason, at any subsequent reconvening of the annual meeting all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the annual meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous meeting.

Proxy Solicitation

The enclosed proxy is solicited on behalf of our board of directors. We have engaged Mellon Investor Services LLC to solicit proxies from our stockholders. Under the terms of our agreement, Mellon will provide consultation pertaining to the planning and organization of the solicitation in addition to actively participating in the solicitation of proxies from brokers, banks, nominees, institutional holders and other holders for $8,500 plus $4.25 for each required direct telephone contact to certain holders of our stock. We will bear the cost of soliciting proxies from our stockholders. In addition to solicitation by mail, our directors, officers, employees and agents may solicit proxies by telephone, email, facsimile, in person or otherwise. We will not additionally compensate our directors, officers and employees for their solicitation but will reimburse them for out-of-pocket expenses they incur. In addition, we will reimburse persons who hold our common stock of record but not beneficially, such as brokerage firms, nominees, fiduciaries and other custodians, for the reasonable expenses they incur in forwarding proxy materials to, and requesting authority for the exercise of proxies from, the beneficial owners for whom they hold our common stock.

PROPOSAL ONE

ELECTION OF DIRECTOR

The board of directors recommends that you vote “for” election of the nominee to the board of directors.

Our amended and restated bylaws provide that our board of directors shall be composed of not less than five or more than nine directors, each of whom is placed into one of three classes, as nearly equal in number as possible. We currently have seven directors. Each director elected to the board generally holds office for a three-year term and until his or her successor is elected and qualified. If, however, a director resigns from the board before the expiration of his or her term, the director elected or appointed to fill the resulting vacancy may be designated to a class such that he or she initially is elected to a shorter term.

The current members of our board of directors are Edward J. Borey, Michael R. Hallman, Ellen M. Hancock, Michael R. Kourey, Richard A. LeFaivre, Ph.D., Steven N. Moore and William J. Schroeder. The terms of Ms. Hancock and Mr. Moore expire at the 2006 annual meeting, and Ms. Hancock will not be standing for re-election.

At the annual meeting, our stockholders will elect one Class 3 director, to serve for a three-year term and until his successor is elected and qualified. The board has nominated Mr. Moore for election as a Class 3 director. Information is provided below with respect to this nominee and our continuing directors. Unless they receive contrary instructions, the persons named as proxies on the enclosed proxy card intend to cast votes represented by properly executed proxy cards for the election of the nominee for director. If the nominee should become unavailable for any reason, the persons named as proxies intend to cast votes for the election of a substitute nominee designated by the board. The board has no reason to believe that the nominee will be unable to serve if elected.

If a quorum is present, the nominee receiving the highest number of votes cast, in person or by proxy, will be elected to serve as a Class 3 director. Abstentions will have no effect on the election of a director.

Nominee for Director

Class 3 — Term Expires in 2009

Steven N. Moore, 48, co-founded WatchGuard in February 1996 and has served as a director since inception. Mr. Moore served as chairman of the board, chief executive officer and president of WatchGuard from December 2003 through June 2004 and as secretary from inception to February 2004. Mr. Moore served as executive vice president of strategic financial operations of WatchGuard from October 2000 to June 2003, as chief financial officer and treasurer of WatchGuard from inception to October 2000, as executive vice president of finance from March 1999 to October 2000 and as vice president of finance and operations from inception to March 1999. From September 1993 to September 1995, he served as director of finance of Legent Corporation. He is also a director of three private companies and the Seattle Aquarium. Mr. Moore holds a B.S. in finance from Central Washington University.

Continuing Directors

Class 1 — Terms Expire in 2007

Michael R. Hallman, 60, has served as a director of WatchGuard since November 2000. Mr. Hallman founded The Hallman Group, a management consulting firm, in October 1992 and has served as its president since inception. From February 1990 to March 1992, he was president and chief operating officer of Microsoft Corporation. Mr. Hallman is also a director of Digital Insight Corporation, In Focus Corporation, Intuit, Inc. and

a subsidiary of Fujitsu Ltd., and is a trustee of the Seattle Museum of Flight. He also serves on the visiting committee to the University of Michigan Business School. Mr. Hallman holds a B.B.A. and an M.B.A. from the University of Michigan.

Richard A. LeFaivre, Ph.D., 59, has served as a director of WatchGuard since April 2003. Since August 2004, Dr. LeFaivre has served as a partner of OVP Venture Partners. From August 2002 through December 2003, Dr. LeFaivre served as executive director of the William J. von Liebig Center for Entrepreneurism and Technology Advancement at the University of California, San Diego’s Jacobs School of Engineering, which is focused on the effective commercialization of university-developed technology. He has served as a partner of the Zazi Forum LLC, a consulting services firm he founded, since November 2002, and as managing partner and chief technology officer of IdeaEdge Ventures LLC, a venture development management firm, since January 2000. From May 1997 to April 1999, he served as senior vice president of research and development and chief technology officer of Borland Software Corporation, an enterprise software company. He served as vice president of the Advanced Technology Group of Apple Computer, Inc. from March 1993 to June 1995 and from December 1996 to May 1997, and as director of software technologies from March 1991 to March 1993. Dr. LeFaivre has served on a number of industry and academic advisory boards, including the Council of Chief Technology Officers of the Computer Systems Policy Project, the Information Technology Industry Council, the Software Patent Institute (founder), the Computer Science Research Network, and the IEEE Technical Committee on Machine Intelligence and Pattern Analysis. In addition, he has published extensively in the computer science literature and has testified before the U.S. Congress on matters of technology policy. Dr. LeFaivre holds an A.B. in mathematics from the University of Missouri and an M.S. and a Ph.D. in computer science from the University of Wisconsin.

William J. Schroeder, 61, has served as a director of WatchGuard since April 2002. From October 2004 to June 2005, Mr. Schroeder served as executive chairman of Cornice, Inc., a private micro-disk drive company. Mr. Schroeder served as president and chief executive officer of Vormetric, Inc., an enterprise storage security company, from February 2002 to October 2004. From January 2001 to February 2002, he served as a consultant to various technology companies. From February 2000 to December 2000, he served as president and chief executive officer of Cyber IQ Systems, an Internet web switch and cryptographic appliance company, and from May 1994 to September 1999, he served as president and chief executive officer of Diamond Multimedia Systems, Inc., an Internet multimedia company. He is also a director of CNF Inc., and three private companies. Mr. Schroeder holds a B.E.E. and an M.S.E.E. from Marquette University and an M.B.A. from Harvard University.

Class 2 — Terms Expire in 2008

Edward J. Borey, 55, has served as chairman of the board, chief executive officer and president of WatchGuard since June 2004. From December 2000 to September 2003, Mr. Borey served as chief executive officer and president of PSC, Inc., a provider of data capture technology and services that filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in November 2002; its prenegotiated plan of reorganization was confirmed by the bankruptcy court in June 2003. From September 1995 to December 1998, he served as executive vice president and chief operating officer of Intermec Technologies Corporation, a subsidiary of Unova, Inc., which is a provider of global supply chain solutions, mobile computing systems and wireless data collection. Mr. Borey is also a director of Arotech Corporation. Mr. Borey holds a B.S. in political science and economics from the State University of New York, College of Oswego, an M.A. in public administration from the University of Oklahoma and an M.B.A. in finance from Santa Clara University.

Michael R. Kourey, 46, has served as a director of WatchGuard since April 2003. He has served as senior vice president, finance and administration and a director of Polycom, Inc., a unified collaborative communications solutions company, since January 1999, and as chief financial officer since January 1995. He served as vice president, finance and administration of Polycom from January 1995 to January 1999, as vice president, finance and operations from July 1991 to January 1995, as secretary from June 1993 to May 2003 and as treasurer from May 2003 to May 2004. He is also a director of Polycom, Inc. and is a member of the advisory board of the business school at Santa Clara University. Mr. Kourey holds a B.S. in managerial economics from the University of California, Davis and an M.B.A. from Santa Clara University.

Director Independence and Other Matters

The board has determined each of the following directors to be an “independent director” as such term is defined in Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers, or NASD: Michael R. Hallman, Ellen M. Hancock, Michael R. Kourey, Richard A. LeFaivre, Ph.D., and William J. Schroeder.

The board has also determined that each member of the three committees of the board meets the independence requirements applicable to those committees prescribed by the NASD, the Securities and Exchange Commission, or SEC, and the Internal Revenue Service. The board has further determined that each of the members of the audit committee of the board is an “audit committee financial expert,” as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC.

Committees of the Board and Meetings

During 2005, there were 11 meetings of the board of directors. The board has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. The functions performed by each of the committees are summarized below. Each of our directors attended 75% or more of the meetings of the board and of the meetings of the committees on which he or she served. The board has established a policy requiring each board member to attend WatchGuard’s annual meeting of stockholders either in person or telephonically, except for absences due to causes beyond the reasonable control of the director. There were seven directors at the time of the 2005 annual meeting of stockholders, six of whom attended the annual meeting either telephonically or in person.

Audit Committee

The audit committee currently consists of three independent directors, Messrs. Kourey (chairman) and Hallman and Ms. Hancock. After the annual meeting, we will appoint a nonemployee director to replace Ms. Hancock on the audit committee. The board has determined that each of the members of the audit committee is an audit committee financial expert and is independent in accordance with applicable Nasdaq listing standards and SEC rules and regulations. The audit committee is governed by the Amended and Restated Charter of the Audit Committee of the Board of Directors, which may be amended by the board at any time, in which case the most current version will be available on our web site at http://www.watchguard.com. Each member of the audit committee must meet certain independence and financial literacy requirements. The audit committee’s responsibility is to monitor and oversee the corporate reporting process and external audits of WatchGuard. In addition, the audit committee appoints, compensates, retains and oversees the work of the independent registered public accounting firm employed by WatchGuard to conduct the annual audit examination of WatchGuard’s consolidated financial statements.

The audit committee met 14 times in 2005. The report of the audit committee is set forth below.

Compensation Committee

The compensation committee consists of two independent directors, Dr. LeFaivre and Mr. Schroeder (chairman). The compensation committee reviews and approves the compensation and benefits for our executive officers, grants stock options to executive officers and other employees and nonemployees under our stock option plans, administers our stock option plans and employee stock purchase plan, and makes recommendations to the board of directors regarding these matters.

The compensation committee met 6 times in 2005. The report of the compensation committee is set forth below.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee consists of two independent directors, Messrs. Hallman (chairman) and Schroeder. The nominating and corporate governance committee monitors and safeguards the independence of the board by identifying individuals qualified to become board members and selecting, or recommending that the board select, the director nominees for election at our annual meetings of stockholders. Using the same criteria that it uses to select nominees for election at the annual meeting, the committee acts between annual meetings to recommend to the board candidates for filling vacancies on the board. The committee also recommends directors for appointment to committees of the board. The nominating and corporate governance committee also provides a leadership role in shaping our corporate governance and will periodically review and assess the adequacy of our Code of Conduct and make recommendations to the board regarding any modifications or waivers of our Code of Conduct. The nominating and corporate governance committee met twice in 2005.

Director Nomination Process

The board of directors has adopted a Charter of the Nominating and Corporate Governance Committee of the Board of Directors that describes duties and responsibilities of the nominating and corporate governance committee. The board may amend this charter at any time, in which case the most current version will be available on our web site at http://www.watchguard.com. Under its charter, the nominating and corporate governance committee is responsible for developing criteria for evaluating nominees for the board and the committees of the board.

Process for Identifying Candidates

Our nominating and corporate governance committee has two primary methods for identifying candidates beyond those proposed by our stockholders. On a periodic basis, the nominating and corporate governance committee will solicit ideas for possible candidates from a number of sources, including members of the board, senior-level management, individuals personally known to the members of the board and research, including publications, databases and Internet searches. In addition, the nominating and corporate governance committee may from time to time use its authority under its charter to retain a search firm to identify candidates.

Nomination Right of Stockholders

In accordance with our amended and restated bylaws and applicable law, recommendations for director nominees for consideration by the nominating and corporate governance committee may be made by any stockholder of record entitled to vote for the election of directors at stockholder meetings held for such purpose. The requirements a stockholder must follow for recommending persons as director nominees for consideration by the nominating and corporate governance committee are set forth in our amended and restated bylaws and the section below entitled “Proposals by WatchGuard Stockholders for the 2007 Annual Meeting.”

If a stockholder complies with these procedures for recommending persons for consideration by the nominating and corporate governance committee as director nominees, the nominating and corporate governance committee will conduct the appropriate and necessary inquiries into the backgrounds, qualifications and skills of the stockholder-recommended candidates and, in the exercise of the nominating and corporate governance committee’s independent judgment in accordance with the policies and procedures adopted in the nominating and corporate governance committee’s charter, will determine whether to recommend the stockholder-recommended candidates to the board for inclusion in the list of candidates for election as directors at the next annual meeting of stockholders held for such purpose.

Evaluation of Candidates

The nominating and corporate governance committee will consider all candidates identified through the processes described above, and will evaluate each of them, including incumbents, based on the same criteria. If, based on the nominating and corporate governance committee’s initial evaluation, a candidate continues to be of interest, the nominating and corporate governance committee will arrange for appropriate background and reference checks.

Director Compensation

Under our nonemployee director compensation program, each nonemployee director receives an initial grant of a nonqualified stock option to purchase 40,000 shares of common stock when he or she joins the board of directors. Immediately following each annual meeting of stockholders after the calendar year in which a nonemployee director joins the board, the nonemployee director receives an additional nonqualified stock option to purchase 10,000 shares of common stock and 2,500 shares of restricted stock. Each option is granted at the fair market value on the date of grant. All option grants to nonemployee directors are made under our 1996 Stock Incentive Compensation Plan. Each initial grant vests over three years at a rate of approximately 2.8% per month, and each annual grant vests over one year at a rate of approximately 8.3% per month. Our repurchase option with respect to the shares of restricted stock lapses over one year at a rate of approximately 8.3% per month.

Each nonemployee director receives an annual service fee of $35,000, payable quarterly. The chairman of the board (if he or she is a nonemployee director) is entitled to an additional annual service fee of $10,000. In addition, the nonemployee members of committees of the board of directors receive the following annual retainers, which retainers are also payable quarterly:

Audit Committee

Chairman	$10,000
Other members	5,000

Compensation Committee

Chairman	$5,000
Other members	3,000

Nominating and Corporate Governance Committee

Chairman	$3,000
Other members	2,000

We also reimburse our nonemployee directors for reasonable expenses they incur in attending board or committee meetings.

We do not compensate our directors who are employees of WatchGuard for their service as directors or as members of committees of the board of directors, but we do reimburse them for reasonable expenses they incur in attending board or committee meetings.

In February 2002, we granted an option to purchase 40,000 shares of common stock at an exercise price of approximately $6.13 per share to Mr. Hallman in exchange for an option cancelled in August 2001 under our option exchange program. In June 2002, we granted Mr. Hallman an option to purchase 10,000 shares of common stock at an exercise price of approximately $4.90 per share. In April 2002, we granted an option to purchase 40,000 shares of common stock at an exercise price of approximately $5.43 per share to Mr. Schroeder at the time he joined our board of directors. In April 2003, we granted an option to purchase 40,000 shares of common stock at an exercise price of approximately $6.02 per share to each of Ms. Hancock, Mr. Kourey and Dr. LeFaivre, at the time they joined our board of directors. In June 2003, we granted an option to purchase 10,000 shares of common stock at an exercise price of approximately $5.14 per share to each of Messrs. Hallman and Schroeder. In June 2004, we granted an option to purchase 10,000 shares of common stock at an exercise price of approximately $6.21 per share to each of Ms. Hancock, Dr. LeFaivre and Messrs. Hallman, Kourey and Schroeder. In June 2005, we granted an option to purchase 10,000 shares of common stock at an exercise price of approximately $3.76 per share to each of Ms. Hancock, Dr. LeFaivre and Messrs. Hallman, Kourey, Moore and Schroeder.

We automatically grant 2,500 shares of restricted stock to our nonemployee directors on the date of our annual meeting. These shares of restricted stock lapse at the rate of approximately 8.3% monthly over a one-year term. In addition, in accordance with the terms of our director and executive stock ownership program, voluntary purchases of our common stock by our directors are matched by us in the form of a grant of restricted stock equal to 50% of the shares voluntarily purchased by such director on the open market, up to a maximum of 5,000 shares per director per year. These shares vest at the rate of approximately 33% annually over a three-year term. Any unvested matching shares granted by us will be forfeited if the shares that were matched are sold by the director.

In connection with the stock ownership program, in May 2005, we granted 5,000 shares of restricted stock to Mr. Moore, 500 shares of restricted stock to Mr. Kourey, 1,500 shares of restricted stock to Dr. LeFaivre and 5,000 shares of restricted stock to Mr. Schroeder, and in June 2005, we granted 1,500 shares of restricted stock to Ms. Hancock and 5,000 shares of restricted stock to Mr. Hallman. These shares were granted in connection with voluntary purchases made by the directors on the open market. Also in June 2005, we granted 2,500 shares of restricted stock to each of Ms. Hancock, Dr. LeFaivre and Messrs. Hallman, Kourey, Moore and Schroeder in connection with our annual meeting.

Corporate Governance

Current copies of the following materials related to our corporate governance policies and practices are available publicly on our web site at http://www.watchguard.com.

•	Restated Certificate of Incorporation

•	Amended and Restated Bylaws

•	Amended and Restated Charter of the Audit Committee of the Board of Directors

•	Charter of the Nominating and Corporate Governance Committee of the Board of Directors

•	Code of Conduct (applicable to employees, directors and officers)

Copies may also be obtained, free of charge, by writing to: Secretary, WatchGuard Technologies, Inc., 505 Fifth Avenue South, Suite 500, Seattle, Washington 98104.

The board has also established a policy under which interested stockholders can send communications to the board, a committee of the board and individual directors. Under this policy, stockholders may send written communication to the Secretary, WatchGuard Technologies, Inc., 505 Fifth Avenue South, Suite 500, Seattle, Washington 98104. The Secretary will forward such communication to the board, the appropriate committee of the board, or individual directors unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication and take appropriate legal action regarding the communication.

Code of Conduct

We have a Code of Conduct, which applies to all of our employees, officers and directors. Our Code of Conduct meets the requirements of a “code of ethics” as defined by Item 406 of Regulation S-K promulgated by the SEC, and applies to our chief executive officer, chief financial officer (who is both our principal financial and principal accounting officer), as well as all other employees. Our Code of Conduct also meets the requirements of a code of conduct under Marketplace Rule 4350(n) of the NASD. Our Code of Conduct is posted on our website at http://www.watchguard.com/docs/corporate/CodeofConduct.pdf under the heading “Corporate Governance.” Disclosure regarding any amendments to, or waivers from, provisions of our Code of Conduct will be included in a current report on Form 8-K within five business days following the date of the amendment or waiver, unless web site posting of such amendments or waivers is permitted by the rules of The Nasdaq Stock Market, Inc.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2005, Dr. LeFaivre and Mr. Schroeder served on the compensation committee. Neither Dr. LeFaivre nor Mr. Schroeder is an officer or employee of WatchGuard. None of our executive officers served during the year ended December 31, 2005 as a member of the compensation committee or of the board of directors of any entity that has an executive officer serving as a member of our compensation committee or board of directors.

EXECUTIVE OFFICERS

Executive Officers

The following table lists the executive officers of WatchGuard as of March 16, 2006.

Name	Age	Position
Edward J. Borey	55	President and Chief Executive Officer
Bradley E. Sparks	59	Chief Financial Officer
Dale Bastian	52	Senior Vice President of Worldwide Sales

Edward J. Borey’s biography is contained in the section above entitled “Proposal One: Election of Director.”

Bradley E. Sparks, 59, has served as chief financial officer of WatchGuard since April 26, 2005. Since February 2004, Mr. Sparks has been managing director of Sunburst Growth Ventures, LLC, an investment company. From July 2002 to February 2004, Mr. Sparks was chairman, chief executive officer and the founder of Pointer Communications, Inc., a company that was formed to deploy a terrestrial-based asset location system in the United States and Canada. From April 2000 to March 2002, he was executive vice president and chief financial officer of e.Spire Communications, Inc., a telecommunications company that filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in 2001. From July 1999 to April 2000, Mr. Sparks was chief financial officer of Digex, Incorporated, a web hosting company that was a subsidiary of Intermedia Communications, Inc., and from October 1998 to July 1999, he was executive vice president and chief financial officer of Wam!net, Incorporated, a telecommunications company. From 1995 to 1998, Mr. Sparks was chief financial officer of Omnipoint Corporation, a wireless cell phone provider and radio frequency research development company. From 1993 to 1995, he was vice president and controller and, from 1988 to 1993, he was vice president and treasurer of MCI Communications, Inc., a long-distance communications company. Mr. Sparks is a director of two private companies and currently serves on the NASDAQ Listing Qualifications Review Panel. He is a past chairman of the NASDAQ Issuers Affairs Committee. Mr. Sparks holds a B.S. from the U.S. Military Academy at West Point and an M.S. in management from the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology. He is a certified public accountant registered in Florida.

Dale Bastian, 52, has served as senior vice president of worldwide sales of WatchGuard since July 2003. From January 2002 to July 2003, he was managing director of EMEA operations, and from July 1997 to January 2002, he was senior vice president of worldwide sales, of Polycom, Inc., a unified collaborative communications solutions company. From June 1993 to July 1997, Mr. Bastian was vice president of sales of Allen Telecom Incorporated, a manufacturer of wireless communications infrastructure equipment and provider of wireless engineering and consulting services. Mr. Bastian holds a B.B.A. in management from Ohio University.

EXECUTIVE COMPENSATION

Compensation Summary

The following table lists all compensation earned by our chief executive officer and our two other most highly compensated executive officers whose total compensation exceeded $100,000 in 2005, and one additional individual for whom information would have been reported but for the fact that such individual was not serving as an executive officer at the end of fiscal 2005.

Summary Compensation Table

Long-Term Compensation Awards
		Annual Compensation					Restricted Stock Awards (($)		Securities Underlying Options (#)		All Other Compensation ($)
Name and Principal Position	Year	Salary ($)		Bonus ($)
Edward J. Borey (1) President and Chief Executive Officer	2005 2004	$ $	400,000 201,667	$ $	— —		$ $	17,775 —	900,000 1,000,000	(2) (2)	$ $	— —

Bradley E. Sparks (3) Chief Financial Officer	2005		$167,809		$—			$17,475	300,000			$—

Dale Bastian (4) Senior Vice President of Worldwide Sales	2005 2004 2003	$ $ $	200,000 200,000 87,501	$ $ $	178,296 178,663 51,024	(5) (6) (7)	$ $ $	8,738 — —	22,500 30,000 225,000	(8) (8)	$ $ $	— — —

James A. Richman (9) Former Interim Chief Financial Officer	2005 2004	$ $	130,639 110,496	$ $	— —		$ $	— —	— —		$ $	— —

(1)	Mr. Borey joined WatchGuard on June 30, 2004. His compensation for 2004 reflects a partial year of service.

(2)	We granted Mr. Borey an option to purchase 900,000 shares of common stock in May 2005 in exchange for an outstanding option to purchase 1,000,000 shares of common stock under our option exchange program.

(3)	Mr. Sparks joined WatchGuard on April 26, 2005. His compensation for 2005 reflects a partial year of service.

(4)	Mr. Bastian joined WatchGuard on July 28, 2003. His compensation for 2003 reflects a partial year of service.

(5)	Represents commissions earned in 2005.

(6)	Represents commissions and bonuses earned in 2004.

(7)	Represents commissions earned in 2003.

(8)	We granted Mr. Bastian an option to purchase 22,500 shares of common stock in May 2005 in exchange for an outstanding option to purchase 30,000 shares of common stock under our option exchange program.

(9)	Mr. Richman was interim chief financial officer from May 10, 2004 to April 26, 2005, when he resigned effective upon the hiring of Bradley E. Sparks as chief financial officer. His compensation for both 2005 and 2004 reflects a partial year of service.

Option Grants in 2005

The following table provides information regarding options we granted during 2005 to those individuals listed in the Summary Compensation Table above. The table includes the potential realizable value over the 10-year term of the options, based on assumed rates of stock appreciation of 5% and 10%, compounded annually. The assumed rates of appreciation are prescribed by the SEC for illustrative purposes only and are not intended to forecast or predict future stock prices. Any actual gains on option exercises will depend on the future performance of our stock.

Option Grants in Last Fiscal Year

			Individual Grants
	Number of Securities Underlying Options Granted (#)		Percent of Total Options Granted to Employees in Last Fiscal Year	Exercise Price ($/Share)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name						5% ($)	10% ($)
Edward J. Borey	900,000	(1)	22.0%	$3.44	6/30/14	$1,732,077	$4,280,406
Bradley E. Sparks	300,000	(2)	7.3%	$3.42	4/26/15	$645,246	$1,635,180
Dale Bastian	22,500	(3)	0.6%	$3.44	4/19/14	$42,147	$103,578
James A. Richman	—		—	$—	—	$—	$—

(1)	Twenty-five percent of the option vests and becomes exercisable on July 18, 2005 and an additional approximately 2% monthly thereafter. The option was granted in exchange for an outstanding option to purchase 1,000,000 shares of common stock under our option exchange program.

(2)	Twenty-five percent of the option vests and becomes exercisable on April 26, 2006 and an additional approximately 2% monthly thereafter.

(3)	Twenty-five percent of the option vests and becomes exercisable on May 18, 2005 and an additional approximately 2% monthly thereafter. The option was granted in exchange for an outstanding option to purchase 30,000 shares of common stock under our option exchange program.

In 2005, we granted options to purchase an aggregate of 4,087,969 shares of our common stock to our employees, including the individuals listed in the Summary Compensation Table above, of which options to purchase 3,064,882 shares were granted in connection with our option exchange program (described below) and options to purchase 1,023,087 shares represented new grants. This number does not include options to purchase 60,000 shares of common stock that we granted in 2005 to our nonemployee directors. We granted all options under our stock option plans at exercise prices equal to the fair market value of our common stock on the date of grant. No stock appreciation rights were granted during 2005.

Options Exercised in 2005 and Unexercised Options Held as of December 31, 2005

The following table provides information regarding the value of the outstanding options held by those individuals listed in the Summary Compensation Table above as of December 31, 2005. The value of unexercised in-the-money options is based on the closing price of our common stock on the Nasdaq National Market on December 30, 2005, which was $3.70 per share, net of the option exercise price. No options were exercised by those individuals listed in the Summary Compensation Table above.

Aggregated Option Exercises in 2005 and Fiscal Year-End Option Values

	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In- the-Money Options at Fiscal Year-End ($)
	Exercisable	Unexercisable	Exercisable	Unexercisable
Edward J. Borey	318,750	581,250	$82,875	$151,125
Bradley E. Sparks	—	300,000	$—	$82,500
Dale Bastian	144,843	102,657	$2,316	$3,534
James A. Richman	—	—	$—	$—

Exchange of Options

During 2005, we conducted an issuer tender offer, or option exchange program, in which we offered to exchange for replacement options all eligible options held by employees (including officers) under our 1996 Stock Option Plan, our 2000 Stock Option Plan and our RapidStream, Inc. 1998 Stock Option Plan, each as amended, and that had an exercise price equal to or greater than $6.00 per share. The option exchange program was not available to our nonemployee directors. Prior to the tender offer, some of our outstanding options had exercise prices that were significantly higher than the range of trading prices of our common stock. We believed that because employees were unlikely to exercise these “out-of-the-money” options in the foreseeable future, these options no longer provided the incentive to participate in our growth and success and to acquire and maintain stock ownership in WatchGuard that we intended them to have. As a result, we conducted our option exchange program.

On May 17, 2005, we accepted for cancellation and exchange options to purchase 3,983,034 shares of our common stock, which represented approximately 98.6% of the options eligible to be exchanged. We did not return the net options eliminated as a result of the reduction in the number of options outstanding to the pool of options available to be granted. In addition, we eliminated all shares available for grant pursuant to non-stockholder-approved plans, further reducing the number of shares available for grant under our option plans by 4,279,328 shares. We granted the replacement options on May 18, 2005, which was one day after the cancellation date. The exercise price of each replacement option, which was $3.44, was the average of the high and low sales prices of our common stock on May 18, 2005. The number of replacement options granted in exchange for options cancelled depended upon the exercise price of the cancelled options. Cancelled options with an exercise price between $6.00 and $8.00 per share were replaced at an exchange ratio of 9 replacement options for every 10 cancelled options, or 90%. Cancelled options with an exercise price between $8.01 and $10.00 per share were replaced at an exchange ratio of 7.5 replacement options for every 10 cancelled options, or 75%. Cancelled options with an exercise price of $10.01 or greater per share were replaced at an exchange ratio of 3.33 replacement options for every 10 cancelled options, or 33.3%. The replacement options were granted under the same plan as the one under which the cancelled options were granted and the number of shares vested under each grant was proportionally the same as the number previously vested for the corresponding cancelled options. Each replacement option will expire on the later of the scheduled expiration date of the eligible option being exchanged and two years from the date on which the replacement grants were made.

The following table provides information regarding our cancellation and exchange of options previously granted to executive officers who participated in our option exchange program. In total, 1,030,000 options were tendered by executive officers and 922,500 replacement options were granted to executive officers.

10-Year Option Repricings

	Date of Repricing	Number of Securities Underlying Options Repriced or Amended	Market Price of Stock at Time of Repricing or Amendment	Exercise Price at Time of Repricing or Amendment	New Exercise Price ($)	Length of Original Option Term Remaining at Date of Repricing or Amendment
Name
Edward J. Borey President and Chief Executive Officer	5/18/05	900,000	$3.44	$7.21	$3.44	9.05 years

Dale Bastian Senior Vice President of Worldwide Sales	5/18/05	22,500	3.44	8.29	3.44	9.25 years

Michael E. McConnell (1)	8/1/01	50,000	11.00	53.34	6.13	9.04 years
	8/1/01	10,000	11.00	37.25	6.13	9.22 years

(1)	Mr. McConnell is a former Senior Vice President, Chief Financial Officer and Treasurer of the Company. The option exchange conducted by WatchGuard in 2001 under which he exchanged options is more fully described in WatchGuard’s 2002 Proxy Statement.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The compensation committee of the board of directors has furnished the following report on compensation. The compensation committee, which is comprised of two nonemployee directors, reviews and approves the compensation and benefits for our executive officers, grants stock options to executive officers and other employees and nonemployees under our stock option plans and makes recommendations to the board of directors regarding these matters. The compensation committee considers both internally and externally generated information in determining compensation.

Compensation Philosophy

Our compensation policies are based on the belief that the interests of our executive officers should be closely aligned with those of our stockholders. Our compensation policies are designed to achieve the following objectives:

•	Offer compensation opportunities that attract highly qualified individuals, reward outstanding initiative and achievement, and retain the leadership and skills necessary to build long-term stockholder value.

•	Maintain a market-competitive compensation structure in line with corporate business objectives. The focus is weighted on incentive programs and based on results, as measured by annual and long-term financial performance of WatchGuard.

Compensation Program

Our compensation program has three major integrated components: base salary, annual bonus awards with limited quarterly draws and long-term incentives. We emphasize the award of stock options as long-term incentives to executive officers. Our sales executive participates in our sales compensation program rather than our general executive bonus program.

Base salary.     Base salary levels are determined annually by reviewing the skills, performance level and contribution to the business of individual executives in light of market data for compensation at similar companies.

Annual bonus awards with quarterly draws; sales program.     Annual bonus awards for our non-sales executives are based on the achievement of our annual financial goals and, for non-sales executives other than the chief executive officer and, to the extent our annual financial goals are met, on achievement of personal and departmental goals. Participants may receive nonrefundable quarterly draws against a portion of their annual bonus based on the attainment in the applicable prior quarter of our corporate financial goals and, to the extent our annual financial goals are met, on achievement of personal and departmental goals. Our sales executive’s bonus awards are based on achievement of quarterly and annual sales goals.

Long-term incentives.     The compensation committee views stock options as an important part of our long-term, performance-based compensation program. The committee believes that stock ownership is an excellent vehicle for compensating our officers. We provide long-term incentives through grants under our 1996 Stock Incentive Compensation Plan and our 1999 Employee Stock Purchase Plan, the purpose of which is to create a direct link between executive compensation and increases in stockholder value. Stock options are granted at fair market value on the date of grant and vest in installments generally over four years. Thus, the value of our stockholders’ investment must appreciate before the optionee receives any financial benefit. Additionally, the executive must remain in our employ for the vesting period, which provides an incentive both to remain in our employ and to perform at a high level. When determining option awards for an executive officer, the committee considers the executive’s current contribution to WatchGuard’s performance, his or her anticipated contribution to meeting our long-term strategic performance goals, and industry practices and norms. Long-term incentives granted in prior years and existing levels of stock ownership are also taken into consideration. Because an executive officer’s receipt of value under a stock option depends on an increase in the price of our common stock, this portion of the executive’s compensation is directly aligned with an increase in stockholder value. The committee believes that such stock plans align the interests of our executive officers with the long-term interests of our stockholders.

Because the market value of the our common stock had fallen substantially below the exercise price of most outstanding options, the value of such stock options as a means of motivating and retaining employees had been significantly diminished by the second quarter of 2005. On April 13, 2005, the Compensation Committee recommended, and the board of directors approved, a voluntary option exchange program designed to restore the value of the existing stock options as a means of motivating and retaining employees in order to achieve our objectives. As described in more detail in the section of this proxy statement entitled “Executive Compensation —Exchange of Options,” under the option exchange program, employees (including officers) were entitled to tender to us certain options granted under our 1996 Stock Option Plan, our 2000 Stock Option Plan and our RapidStream, Inc. 1998 Stock Option Plan, each as amended, that had an exercise price equal to or greater than $6.00 per share. On May 18, 2005, each participating optionholder received a reduced number of replacement options having an exercise price of $3.44 per share, which was equal to the market price of our common stock on May 18, 2005, in exchange for the tendered options.

Messrs. Borey and Bastian participated in the option exchange program, tendering options to purchase 1,000,000 and 30,000 shares, respectively, and receiving replacement options to purchase 900,000 and 22,500 shares. The tendered options had exercise prices of $7.21 and $8.29 per share, respectively, and the replacement options had an exercise price of $3.44 per share. The length of the original option terms remaining on May 18, 2005 ranged from 9.05 years to 9.25 years.

Chief Executive Officer Compensation

Mr. Borey’s compensation for 2005 was $400,000, which consisted of his annual base salary. In determining the base salary for Mr. Borey in 2005, the compensation committee considered Mr. Borey’s skills, performance as chief executive officer and his individual contribution to WatchGuard’s business and the attainment of our corporate objectives.

Section 162(m) of the Internal Revenue Code of 1986 limits the tax deductibility by a corporation of compensation in excess of $1 million paid to its chief executive officer or any other of its four most highly compensated executive officers. Compensation that qualifies as “performance-based,” however, is excluded from the $1 million limit. The committee does not presently expect total cash compensation payable to any individual executive to exceed the $1 million limit. In addition, the 1996 Stock Incentive Compensation Plan is designed to qualify as performance-based compensation that is fully deductible by us for income tax purposes. The committee will continue to monitor the compensation potentially payable under other aspects of compensation programs, but intends to retain the flexibility necessary to provide total compensation in line with competitive practice, our compensation philosophy and the best interests of WatchGuard.

Compensation Committee

William J. Schroeder (Chairman)

Richard A. LeFaivre

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Employment, Termination and Change of Control Arrangements

Pursuant to a letter agreement between us and Mr. Borey, we agreed to pay Mr. Borey an annual base salary of $400,000 and incentive compensation under the applicable bonus program based on a target bonus of $400,000 (subject to a review by us on a yearly basis), payable upon the attainment of corporate financial goals set by the Compensation Committee, which bonus is comprised of an annual revenue target component and an annual earnings target component. Mr. Borey’s current base salary is $420,000, with a target bonus of $420,000. We also granted to Mr. Borey an option to purchase 1,000,000 shares of our common stock, which option vests and becomes exercisable at the rate of 25% of the total number of shares subject to such option on the 12-month anniversary of the option grant date and approximately 2% of the total number of shares subject to such option each month thereafter on the monthly anniversary of the option grant date. This option was cancelled and regranted in connection with our option exchange program. If Mr. Borey is terminated by us without “Cause” (as such term is defined in the letter agreement) or if Mr. Borey terminates his employment with us for “Good Reason” (as such term is defined in the letter agreement), we will pay severance to Mr. Borey equal to 200% of his then-current annualized base salary, paid out on a pro rata basis over our regular payroll schedule over the year following the effective date of such termination, and receipt from Mr. Borey of an executed copy of our standard form of release. In addition, pursuant to a change in control severance agreement between us and Mr. Borey, if Mr. Borey is terminated by us within 18 months following a change in control of WatchGuard without Cause (as such term is defined in the change in control agreement) or if Mr. Borey terminates his employment with us for “Good Reason” (as such term is defined in the change in control agreement), he will be entitled to receipt of 200% of his annual base salary and the accrued amount (based on the numbers of calendar days he was employed by us during such year) of 100% of his bonus upon his termination, and all of his unvested options will become fully vested and exercisable. Such amount will be paid in one lump sum not later than seven business days after our receipt of an executed copy of a severance agreement that includes a release of claims and a covenant not to sue. In addition, Mr. Borey will continue to receive all applicable benefits under our standard benefits plans currently available to other senior executives, for a period not to exceed 12 months following the effective date of our receipt of his release and, if Mr. Borey elects continued group medical insurance coverage pursuant to COBRA, we will reimburse him for the applicable premiums for himself and his eligible dependents for the first 12 months of such coverage, up to a maximum of $10,000.

Pursuant to a letter agreement between us and Mr. Sparks, we agreed to pay Mr. Sparks an annual base salary of $220,000 (subject to a review by us on a yearly basis). Pursuant to the terms of the letter agreement, Mr. Sparks was also eligible to receive a bonus through the applicable bonus program based on a target bonus of $110,000 (also subject to a review by us on a yearly basis), payable upon the attainment of corporate financial goals set by the Compensation Committee, which bonus is comprised of an annual revenue target component, an annual earnings target component and the attainment of personal goals approved by the chief executive officer. Mr. Sparks’ current base salary is $230,000, with a target bonus of $115,000. Under the letter agreement, we also granted to Mr. Sparks an option to purchase 300,000 shares of our common stock. In addition, pursuant to a change in control severance agreement between us and Mr. Sparks, if Mr. Sparks is terminated by us within 18 months following a change in control of WatchGuard without “Cause” (as such term is defined in our 1996 Stock Incentive Compensation Plan) or if Mr. Sparks terminates his employment with us for “Good Reason” (as such term is defined in our 1996 Stock Incentive Compensation Plan), he will be entitled to receipt of 100% of his annual base salary. Such amount will be paid in one lump sum not later than seven business days after our receipt of an executed copy of a severance agreement that includes a release of claims and a covenant not to sue.

Pursuant to a letter agreement between us and Mr. Bastian, we agreed to pay Mr. Bastian an annual base salary of $200,000. Mr. Bastian was also eligible to receive a commission through our annual commission program totaling $175,000. Mr. Bastian’s current base salary is $200,000, with a target annual commission of $200,000. Under the letter agreement, we also granted to Mr. Bastian an option to purchase 225,000 shares of our common stock. Pursuant to a change in control severance agreement between us and Mr. Bastian, if Mr. Bastian is terminated by us within 18 months following a change in control of WatchGuard without “Cause” (as such term is defined in the change in control agreement) or if Mr. Bastian terminates his employment with us for “Good Reason” (as such term is defined in the change in control agreement), he will be entitled to receipt of 100% of his annual base salary. Such amount will be paid in one lump sum not later than seven business days after our receipt of an executed copy of a severance agreement that includes a release of claims and a covenant not to sue.

In addition, on April 13, 2005, our board of directors approved a stock ownership program under which voluntary purchases of our common stock by our executive officers are matched by us in the form of a grant of shares of restricted stock in an amount equal to 50% of the shares purchased by the executive in the open market, up to a maximum of 5,000 matching restricted shares per participating executive per year. The restricted shares will vest at the rate of approximately 33% annually over a three-year term. Any unvested matching shares granted by us will be forfeited if the shares that were matched are sold.

AUDIT COMMITTEE REPORT

The audit committee of our board of directors consists of three independent directors and operates under a written charter adopted by the board of directors. The members of the audit committee are Michael R. Hallman, Ellen M. Hancock and Michael R. Kourey (chairman). The board has determined that each member of the audit committee is independent, as that term is defined in Rule 4200(a)(15) of the NASD Marketplace Rules, and that each member is an “audit committee financial expert,” as that term is defined in Item 401(h) of Regulation S-K promulgated by the SEC. The audit committee carries out its responsibilities in accordance with the Amended and Restated Charter of the Audit Committee of the Board of Directors as adopted on February 17, 2004.

Our management is responsible for our internal controls and the financial reporting process. Our independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and issuing a report on its audit. The audit committee’s responsibility is to monitor and oversee the corporate reporting process and external audits of WatchGuard. In addition, the audit committee appoints, compensates, retains and oversees the work of the independent registered public accounting firm employed by WatchGuard to conduct the annual audit examination of WatchGuard’s consolidated financial statements.

In 2005, the audit committee met and held discussions with management and our independent registered public accounting firm. In addition, the members of the audit committee individually reviewed our consolidated financial statements before their filing with the SEC in our quarterly reports on Form 10-Q and our annual report on Form 10-K. Management represented to the audit committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the audit committee reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm.

The audit committee discussed with the auditors the matters required to be discussed by the SEC’s Statement on Auditing Standards No. 61, “Communication with Audit Committees.” Our independent registered public accounting firm also provided to the audit committee the written disclosure required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and discussed with the audit committee Ernst & Young LLP’s independence.

Based on the audit committee’s discussion with management and the independent registered public accounting firm, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the SEC.

Audit Committee

Michael R. Kourey (Chairman)

Michael R. Hallman

Ellen M. Hancock

PERFORMANCE GRAPH

The following graph shows a comparison of cumulative total stockholder return for WatchGuard, the Nasdaq Stock Market Index (U.S. companies) and the Nasdaq Computer and Data Processing Index. The graph shows the value, as of December 31, 2005, of $100 invested on December 29, 2000, in WatchGuard common stock, the Nasdaq Stock Market Index (U.S. companies) and the Nasdaq Computer and Data Processing Index.

Comparison of Cumulative Total Return Among WatchGuard Technologies, Inc., the Nasdaq Stock Market Index (U.S. companies) and the Nasdaq Computer and Data Processing Index

	12-29-00	12-31-01	12-31-02	12-31-03	12-31-04	12-31-05
WatchGuard Technologies, Inc.	$100.00	$19.01	$18.69	$16.97	$13.08	$10.86
Nasdaq Stock Market Index (U.S. companies)	100.00	79.32	54.84	81.99	89.22	91.12
Nasdaq Computer and Data Processing Index	100.00	80.53	55.53	73.15	80.57	83.30

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information regarding the beneficial ownership of our common stock outstanding as of February 15, 2006 by:

•	each person or group that we know beneficially owns 5% or more of our common stock;

•	each of our directors;

•	each of the individuals listed in the Summary Compensation Table above; and

•	all of our directors and executive officers as a group.

On February 15, 2006, we had 34,241,928 shares of common stock outstanding. To our knowledge, unless otherwise indicated in the footnotes below, we believe that the persons and entities listed below have sole voting and investment power with respect to all shares beneficially owned as of that date, subject to applicable community property laws, with the exception of FMR Corp., Heartland Advisors, Inc., Dimensional Fund Advisors Inc. and Kennedy Capital Management, Inc., with respect to which the information is as of December 31, 2005. Under SEC rules, beneficial ownership includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of common stock subject to options that are currently exercisable or will become exercisable within 60 days of February 15, 2006 are deemed outstanding for the purpose of computing the percentage ownership of the person holding the option, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person or entity. Unless otherwise indicated, the listed beneficial owners can be reached at our principal offices.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares of Common Stock Outstanding
Executive Officers and Former Executive Officer:
Edward J. Borey (1)	489,500	1.4%
Bradley E. Sparks	15,000	*
Dale Bastian (2)	177,811	*
James A. Richman	1,000	*

Other Directors:
Michael R. Hallman (3)	99,033	*
Ellen M. Hancock (4)	64,221	*
Michael R. Kourey (4)	61,221	*
Richard A. LeFaivre (4)	64,221	*
Steven N. Moore (5)	1,541,798	4.5%
William J. Schroeder (6)	85,833	*
Directors and executive officers as a group (9 persons) (7)	2,554,138	7.2

Other Principal Shareholders:
FMR Corp. (8)	2,017,812	5.9%
Heartland Advisors, Inc. (9)	4,258,505	12.4
Dimensional Fund Advisors Inc. (10)	3,007,643	8.8
Kennedy Capital Management, Inc. (11)	2,074,550	6.1

*	Less than 1%.

(1)	Includes 462,500 shares subject to options exercisable on or within 60 days of February 15, 2006.

(2)	Includes 160,311 shares subject to options exercisable on or within 60 days of February 15, 2006.

(3)	Includes 3,200 shares held by a trust of which Mr. Hallman and his spouse are trustees, and 78,333 shares subject to options exercisable on or within 60 days of February 15, 2006.

(4)	Includes 57,221 shares subject to options exercisable on or within 60 days of February 15, 2006.

(5)	Includes 300,000 shares held by Baja Investment Co. LLC, of which Mr. Moore is the managing member, and 183,333 shares subject to options exercisable on or within 60 days of February 15, 2006.

(6)	Includes 68,333 shares subject to options exercisable on or within 60 days of February 15, 2006.

(7)	Includes 1,124,473 shares subject to options exercisable on or within 60 days of February 15, 2006.

(8)	The information in this table for FMR Corp. is based solely on a Schedule 13G filed by FMR Corp. with the SEC regarding its beneficial ownership of our common stock as of December 31, 2005. The address for FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

(9)	The information in this table for Heartland Advisors, Inc., or Heartland, is based solely on a Schedule 13G filed by Heartland and William J. Nasgovitz, the president and principal shareholder of Heartland, with the SEC regarding its and his beneficial ownership of our common stock as of December 31, 2005. The address for Heartland and Mr. Nasgovitz is 789 North Water Street, Milwaukee, Wisconsin 53002.

(10)	The information in this table for Dimensional Fund Advisors Inc., or Dimensional, is based solely on a Schedule 13G filed by Dimensional with the SEC regarding its beneficial ownership of our common stock as of December 31, 2005. The address for Dimensional is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

(11)	The information in this table for Kennedy Capital Management, Inc., or Kennedy, is based solely on a Schedule 13G filed by Kennedy with the SEC regarding its beneficial ownership of our common stock as of December 31, 2005. The address for Kennedy is 10829 Olive Blvd., St. Louis, Missouri 65141.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table lists compensation plans, including individual compensation arrangements, under which equity securities are authorized for issuance as of December 31, 2005:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	2,966,878	(1)	$4.03	(2)	5,087,114	(3)
Equity compensation plans not approved by security holders (4)	2,561,182		$4.03		371,113
Total	5,528,060		$4.03		5,458,227

(1)	Includes 2,866,182 shares of common stock to be issued upon exercise of options outstanding under the 1996 Stock Incentive Compensation Plan, or 1996 Plan, as of December 31, 2005. Also includes 100,696 shares of common stock issued under the 1999 Employee Stock Purchase Plan, or ESPP, on February 28, 2006, with respect to purchase rights accruing under the ESPP during the offering period that commenced on September 1, 2005 and ended on February 28, 2006.

(2)	Includes the weighted-average exercise price of options outstanding under the 1996 Plan as of December 31, 2005. Also includes the weighted average purchase price of 100,696 shares of common stock issued under the ESPP on February 28, 2006 with respect to purchase rights accruing under the ESPP during the offering period that commenced on September 1, 2005 and ended on February 28, 2006.

(3)

Includes 3,752,234 shares available for future issuance under the 1996 Plan and 2,011,839 shares available for future issuance under the ESPP. The number of shares reserved for issuance under the 1996 Plan is automatically increased on the first day of each fiscal year by an amount equal to the least of (a) 750,000 shares, (b) 3% of the average number of common shares outstanding used to calculate fully diluted earnings per share as reported in our annual consolidated financial statements for the preceding year, and (c) an amount determined by our board of directors. The number of shares reserved for issuance under the ESPP is automatically increased on the first day of each fiscal year by an amount equal to the least of (a) 400,000 shares, (b) 1.5% of the average number of common shares outstanding used to calculate fully diluted earnings per share as reported in our annual financial statements for the preceding year, and (c) an amount determined by the board of directors. See Note 13 of the Notes to Consolidated Financial Statements for the year ended December 31, 2005, included in our annual report on Form 10-K filed with the SEC, for more information regarding these equity compensation plans.

(4)	Includes common stock issuable under the 2000 Stock Option Plan and the RapidStream, Inc. 1998 Stock Option Plan. See Note 13 of the Notes to Consolidated Financial Statements for the year ended December 31, 2005, included in our annual report on Form 10-K filed with the SEC, for more information regarding these equity compensation plans.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and holders of 10% or more of our equity securities to file reports of ownership and changes in ownership with the SEC. SEC regulations require our executive officers, directors and 10%-or-greater stockholders to provide us with copies of all forms they file with the SEC under Section 16(a).

Based solely on our review of copies of the Section 16(a) forms we received, or written representations from reporting persons that no such forms were required for those persons, we believe that during 2005 our executive officers, directors and 10%-or-greater stockholders complied with all applicable filing requirements under Section 16(a), except for a Form 4 filed by Steven N. Moore, one of our directors.

PROPOSAL TWO

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The board of directors recommends that you vote “for” ratification of its appointment of

Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2006.

The decision to engage Ernst & Young LLP as our independent registered public accounting firm was approved and recommended by our audit committee and approved by the board. The affirmative vote of the holders of shares representing a majority of the votes present, in person or by proxy, and entitled to vote at the annual meeting is required to ratify the appointment of the independent registered public accounting firm. Abstentions will have the same effect as votes against this proposal. Representatives of Ernst & Young LLP are expected to attend the annual meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders. If our stockholders fail to ratify the appointment of Ernst & Young LLP, the audit committee and the board of directors will consider whether to retain Ernst & Young LLP, and may retain that firm or another firm without resubmitting the matter to our stockholders.

Ernst & Young LLP served as our independent registered public accounting firm for the years ended December 31, 2005 and December 31, 2004. During the two fiscal years ended December 31, 2005, the aggregate fees for accounting services billed to WatchGuard were as follows:

Audit Fees.     The aggregate fees billed by Ernst & Young LLP for its audit of our consolidated financial statements for the year ended December 31, 2005 and for its review of our unaudited consolidated financial statements included in our quarterly reports on Form 10-Q for 2005 were $1,725,381. The aggregate fees billed by Ernst & Young LLP for its audit of our consolidated financial statements for the year ended December 31, 2004 and for its review of our unaudited consolidated financial statements included in our quarterly reports on Form 10-Q for 2004 were $1,206,103.

Audit-Related Fees.     The aggregate fees billed by Ernst & Young LLP in 2005 for assurance and related services related to the audit or review of our financial statements during 2005 were $30,154. The aggregate fees billed by Ernst & Young LLP in 2004 for assurance and related services related to the audit or review of our financial statements during 2004 were $7,704.

Tax Fees.     The aggregate fees billed by Ernst & Young LLP in 2005 for professional services rendered for tax compliance, tax advice and tax planning were $21,104. The aggregate fees billed by Ernst & Young LLP in 2004 for professional services rendered for tax compliance, tax advice and tax planning were $50,348.

Our audit committee has considered the provision of these services to us by Ernst & Young LLP and has determined that Ernst & Young LLP’s rendering of these services was compatible with maintaining auditor independence. The audit committee’s charter provides that the committee will meet and will pre-approve all audit services and permissible non-audit services to be performed for WatchGuard by Ernst & Young LLP. All fees billed by outside auditors in 2005 were pre-approved by the audit committee.

PROPOSAL THREE

RATIFICATION AND APPROVAL OF RIGHTS AGREEMENT

The board of directors recommends that you vote “for” ratification and approval of the Rights Agreement dated May 5, 2005 with Mellon Investor Services LLC (as Rights Agent).

On May 5, 2005, we entered into a Rights Agreement with Mellon Investor Services LLC, as rights agent. Under the Rights Agreement, the board of directors is required to submit a resolution ratifying the continued existence of the Rights Agreement to stockholders who are not affiliated with management or any member of the board, the Independent Stockholders, at or prior to our 2006 annual meeting of stockholders (and in no event later than May 5, 2006). The continued effectiveness of the Rights Agreement is contingent on the ratification by our stockholders. Unless the majority of the votes cast by the Independent Stockholders are voted in favor of this proposal, the Rights Agreement will expire and the preferred share purchase rights issued thereunder, or the Rights, shall be terminated immediately after the annual meeting.

Our board of directors believes that the Rights Agreement is advisable and in the best interests of our stockholders. The Rights Agreement was not adopted and is not being adopted or approved in response to, nor in anticipation of, any pending or threatened take-over bid, nor to deter take-over bids generally. Rather, in the case of offers that the board of directors considers to be coercive, abusive, or opportunistic and hostile, the board of directors believes that the Rights Agreement would provide time and bargaining power for the board of directors to evaluate the offer, consider alternative offers, and negotiate the best price for our stockholders if a change of control transaction is to occur.

Boards have a fiduciary duty to act in the best interests of the stockholders. With two exceptions, our board is comprised of independent outside directors. In the event of a takeover attempt triggering the Rights Plan, our board is in the best possible position to be free from self-interest in discharging its fiduciary duty to determine whether the proposed offer is in the best interests of the stockholders.

Over 1,800 public companies, including more than half of the companies in the Standard & Poor’s 500 Index, have adopted some type of rights plan, and we believe there is empirical evidence that a stockholder rights plan may better position a board of directors to achieve the best result for all stockholders if we become subject to a takeover bid.

The economic benefits of a rights plan to stockholders have been validated in several studies. Empirical data suggests that premiums paid to acquire target companies with rights plans are higher than premiums paid for target companies that do not have rights plans. A 1997 Georgeson & Company study of takeover premiums during the period from 1992 to 1996 estimated that premiums paid to acquire target companies with rights plans were, on average, 8% higher than premiums paid for target companies that did not have rights plans. Moreover, the study concluded that companies with rights plans received higher premiums regardless of whether the takeover was friendly or hostile. In addition, the Georgeson study found that the presence of a rights plan did not increase the likelihood of the defeat of a hostile takeover bid or the withdrawal of a friendly bid, nor did rights plans reduce the likelihood that a company would become a takeover target. In fact, the takeover rate was similar for companies with and without rights plans.

Moreover, data from a February 2004 Corporate Governance Study commissioned by Institutional Shareholder Services revealed that companies with strong takeover defenses, including rights plans, achieved:

•	higher shareholder returns over three-, five- and ten-year periods;

•	higher return on equity;

•	higher return on assets;

•	higher net profit margins;

•	higher dividend payouts;

•	higher dividend yields; and

•	higher interest coverage and operating cash flow to liability ratios.

Under our Rights Agreement, the Rights have certain antitakeover effects and will cause substantial dilution to a person or group that attempts to acquire WatchGuard on terms not approved by the board of directors. The Rights should not affect any prospective offeror that is willing to negotiate with our board of directors or to make an all-cash offer at a full and fair price. Similarly, the Rights will not interfere with any merger or other business combination approved by our board of directors, because the board of directors may, at its option, redeem all, but not less than all, of the then-outstanding Rights at the redemption price.

Following is a summary of the material terms of the Rights Agreement. This summary of the Rights Agreement and the preferred stock issuable thereunder is not complete and is qualified in its entirety by reference to the Rights Agreement (including the exhibits thereto), filed as Exhibit 4.1 to the registration statement on Form 8-A that we filed with the SEC on May 9, 2005 to register the Rights. A copy of the Rights Agreement is attached to this proxy statement as Appendix A.

On May 5, 2005, our board of directors adopted the Rights Agreement and declared a dividend of one Right, for each outstanding share of our common stock. The dividend was payable on May 19, 2005, or the Record Date, to our stockholders of record on that date. In addition, the board of directors authorized the issuance of one Right for each additional share of common stock that becomes outstanding between the Record Date and the earliest of:

•	the distribution date, which is the earlier of (i) the close of business on the tenth day (or a later date, as determined by the board of directors) after a person or group has acquired beneficial ownership of 15% or more of our outstanding common stock and (ii) the close of business on the tenth day (or a later date, as determined by the board of directors) following the commencement of, or first public disclosure of an intent to commence, a tender or exchange offer for outstanding shares of our common stock that could result in the offeror becoming the beneficial owner of 15% or more of our outstanding common stock;

•	the date on which the Rights expire, May 5, 2015; and

•	the date, if any, on which we redeem the Rights.

Each Right entitles its registered holder to purchase from us one one-thousandth of a share of our Series A Participating Cumulative Preferred Stock, or preferred shares, at an exercise price of $19.00 per one one-thousandth of a preferred share, subject to adjustment as described below.

Until the distribution date, the Rights will be evidenced by the certificates for the shares of our common stock registered in the names of the holders, rather than by separate certificates. Therefore, until the distribution date, or earlier redemption or expiration of the Rights, the Rights will be transferred with and only with the shares of our common stock.

As soon as possible after the distribution date, if any, separate certificates evidencing the Rights will be mailed to holders of record of our common stock as of the close of business on the distribution date and to initial record holders of common stock originally issued after the distribution date. These separate certificates alone will evidence the Rights from that time forward.

The Rights are not exercisable until the distribution date and will expire on May 5, 2015, unless we redeem or exchange them before their expiration, as described below.

To preserve the economic value of the Rights, the number of preferred shares or other securities issuable upon exercise of a Right, the exercise price, the redemption price and the number of Rights associated with each outstanding share of common stock are all subject to adjustment by our board of directors. Our board of directors may make adjustments in the event of any change in the common or preferred shares, such as changes associated with stock dividends or stock splits, recapitalizations, mergers or consolidations, split-ups, split-offs or spin-offs, or distributions of cash, assets, options, warrants, indebtedness or subscription rights to holders of common or preferred shares.

If a person or group acquires beneficial ownership of 15% or more of our outstanding shares of common stock, then each Right will entitle the holder of such Right, other than the acquiror or any affiliate or associate of the acquiror, to purchase, for the exercise price, that number of shares of our common stock having a then-current market value of two times the exercise price. Rights that are or have been beneficially owned by the acquiror (or any affiliate or associate of the acquiror) will become void and nontransferable once that person acquires 15% or more of our common stock or upon the occurrence of a Section 13 Event (as described below). The acquiror (and any affiliate or associate of the acquiror) or any purported transferee or subsequent holder of the rights beneficially owned by the acquiror will be unable to exercise or transfer their Rights.

At any time after a person becomes the beneficial owner of 15% or more of our outstanding common stock but before such person or group acquires us or 50% or more of our assets or earning power, our board of directors may elect to exchange each Right (other than those Rights that have become void and nontransferable as described above) for shares of our common stock, without payment of the exercise price. The consideration in this situation would be one share of common stock per Right.

In addition, after a person becomes the beneficial owner of 15% or more of our outstanding common stock and upon the occurrence of any of the following events, each such event being a Section 13 Event:

•	the acquisition of WatchGuard in a merger by another entity;

•	a business combination between us and another entity; or

•	the sale or other transfer of 50% or more of our assets or earning power, in one or more transactions, to another entity,

each holder of a Right would be entitled to purchase, for the exercise price, that number of shares of common stock of such entity having a then-current market value of two times the exercise price.

If for any reason the Rights cannot be exercised for shares of the other entity involved in one of the transactions described above, the holder of a Right would be entitled to exchange its Right for an equivalent amount of cash from the other entity. For so long as the Rights Agreement is in place, and the Rights have not expired or been redeemed or exchanged by the board of directors, we are prohibited from entering into any of the transactions described above with any entity unless the entity agrees in writing to assume our obligations under the Rights Agreement.

At any time before any person or group acquires beneficial ownership of 15% or more of our outstanding common stock, the board of directors may redeem the Rights in whole, but not in part. The redemption price of $0.001 per Right, subject to adjustment as provided in the Rights Agreement, may be paid in cash or shares of our common stock.

At any time before the distribution date, we may, without the approval of any holder of the Rights, supplement or amend any provision of the Rights Agreement, including the date on which the distribution date or expiration date would occur, the time during which the Rights may be redeemed and the terms of the preferred shares issuable upon exercise of the Rights.

The preferred shares issuable upon exercise of the Rights have the following characteristics:

•	the preferred shares are not redeemable;

•	the holders of the preferred shares will be entitled to a preferential quarterly dividend payment equal to 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all noncash dividends on the common stock; whenever quarterly dividends or other dividends or distributions payable on the preferred shares are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on outstanding preferred shares shall have been paid in full, we will not: (a) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior to the preferred shares (provided, however, that we may at any time redeem, purchase, or otherwise acquire shares of any junior stock in exchange for shares of any capital stock ranking junior to the preferred shares); or (b) redeem or purchase or otherwise acquire for consideration any preferred shares, or any shares ranking on a parity with the preferred shares, except in accordance with a purchase offer made in writing or by publication to all holders of such preferred shares upon such terms as the board of directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes; or (c) declare or pay dividends on shares of stock ranking junior or on a parity with the preferred shares, except to pay dividends ratably on the preferred shares and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

•	the holders of preferred shares will be entitled to 1,000 votes per share, voting together with the shares of common stock;

•	in the event of our voluntary or involuntary dissolution, liquidation or winding up, the holders of preferred shares will be entitled to a preferential payment per share of all accrued and unpaid dividends and distributions per share, plus an amount equal to the greater of $1,000 and 1,000 times the distribution to be made per common share; and

•	in the event of any merger, business combination, consolidation or other transaction in which our common stock is exchanged for or changed into other stock or securities, cash or other property, the holders of preferred shares will be entitled to receive, per share, 1,000 times the amount received per common share.

Because of the nature of the preferred shares’ dividend, liquidation and voting rights, the value of the one one-thousandth (1/1000th) interest in a preferred share issuable upon exercise of each Right should approximate the value of one share of our common stock. Customary antidilution provisions in the Rights Agreement are designed to protect that relationship in the event of specified changes in the common and preferred shares.

We may, but are not required to, issue fractional shares that are an integral multiple of one one-thousandth (1/1000th) of a preferred share upon the exercise of Rights. In lieu of fractional shares, we may utilize a depository arrangement as provided by the terms of the preferred shares. In the case of fractions other than one one-thousandth (1/1000th) of a preferred share or integral multiples thereof, we may make a cash payment based on the market price of such shares.

Until a Right is exercised, the holder of a Right will have no rights as a WatchGuard stockholder, including, without limitation, the right to vote or receive dividends.

As of the Record Date, there were 33,794,385 shares of our common stock outstanding, each of which received a dividend of one Right. The board of directors has reserved sufficient preferred shares for issuance upon exercise of the Rights.

The affirmative vote of the majority of the votes cast by the Independent Stockholders present, in person or by proxy, and entitled to vote at the annual meeting on this proposal is required to ratify and approve the Rights Agreement. Broker nonvotes will have no effect on the outcome of this proposal, because those shares will not be voted at the annual meeting. Abstentions by Independent Stockholders will have the same effect as votes against this proposal. Our board of directors believes that the Rights Agreement is advisable and in the best interests of our stockholders, and unanimously recommends its ratification and approval by our stockholders at the annual meeting.

OTHER BUSINESS

As of the date of this proxy statement, we do not intend to present, and are not aware that any other person intends to present, any matters for action at the annual meeting other than the matters specifically described in this proxy statement. If, however, other matters requiring the vote of the stockholders properly come before the annual meeting or any adjournments or postponements of the annual meeting, the persons named in the accompanying form of proxy will have discretionary authority to vote the proxies held by them in accordance with their judgment as to those matters.

PROPOSALS BY WATCHGUARD STOCKHOLDERS FOR THE 2007 ANNUAL MEETING

Under the SEC’s proxy rules and the applicable provisions of our bylaws, stockholder proposals that meet specified conditions may be included in our proxy statement and form of proxy for, and may be presented at, the 2007 annual meeting. Stockholders who intend to present a proposal at our 2007 annual meeting must give us notice of the proposal not later than November 24, 2006 for the proposal to be considered for inclusion in the proxy statement and form of proxy for that meeting. Stockholders that intend to present a proposal that will not be included in the proxy materials must give us notice of the proposal at least 60 but not more than 90 days before May 4, 2007, which is the one-year anniversary of the date of the 2006 annual meeting. If notice or public disclosure of the date of the 2007 annual meeting is given or made to the stockholders less than 60 days before the one-year anniversary of the date of the 2006 annual meeting, we must receive notice of the proposal not later than the tenth day following the day on which such notice of the meeting was mailed or such public disclosure was made. Because there are other requirements in the proxy rules, however, our timely receipt of any such proposal by a qualified stockholder will not guarantee the proposal’s inclusion in our proxy materials or its presentation at the 2007 annual meeting.

ANNUAL REPORT AND FORM 10-K

Copies of our annual report to stockholders for 2005 and our annual report on Form 10-K for the year ended December 31, 2005 are being mailed with this proxy statement to each stockholder of record. If you did not receive a copy of the annual report or the Form 10-K, you may obtain a copy (excluding exhibits) without charge by writing or calling Investor Relations, WatchGuard Technologies, Inc., 505 Fifth Avenue South, Suite 500, Seattle, Washington 98104, (206) 521-8340. Copies of the exhibits to the Form 10-K are available for a nominal fee.

APPENDIX 1

RIGHTS AGREEMENT

Dated as of May 5, 2005

between

WATCHGUARD TECHNOLOGIES, INC.

and

MELLON INVESTOR SERVICES LLC

as Rights Agent

A-i

WATCHGUARD TECHNOLOGIES, INC.

RIGHTS AGREEMENT

Rights Agreement, dated as of May 5, 2005 (this “Agreement”), between WatchGuard Technologies, Inc., a Delaware corporation (the “Company”), and Mellon Investor Services LLC, a New Jersey limited liability company, as Rights Agent (the “Rights Agent”).

RECITALS

On May 5, 2005 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company authorized and declared a dividend of one preferred share purchase right (a “Right”) for each Common Share (as hereinafter defined) of the Company outstanding as of the Close of Business (as hereinafter defined) on May 19, 2005 (the “Record Date”), each Right representing the right to purchase one one-thousandth of a share (as such number may be adjusted pursuant to the provisions of this Agreement) of Series A Participating Cumulative Preferred Stock of the Company, $0.001 par value, having the rights, preferences and privileges set forth in the form of Certificate of Designations of Series A Participating Cumulative Preferred Stock attached to this Agreement as Exhibit A, upon the terms and subject to the conditions herein set forth, and further authorized and directed the issuance of one Right (as such number may be adjusted pursuant to the provisions of this Agreement) with respect to each Common Share that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined), and in certain circumstances after the Distribution Date.

AGREEMENT

Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties agree as follows:

1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a) “Acquiring Person” shall mean any Person (as hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall be the Beneficial Owner (as hereinafter defined) of 15% or more of the Common Shares then outstanding, but shall not include the Company, any Subsidiary (as hereinafter defined) of the Company or any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person holding Common Shares for or pursuant to the terms of any such plan. Notwithstanding the foregoing, no Person shall be deemed to be an Acquiring Person as the result of an acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 15% or more of the Common Shares of the Company then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 15% or more of the Common Shares of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional Common Shares of the Company (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Shares in Common Shares or pursuant to a split or subdivision of the outstanding Common Shares), then such Person shall be deemed to be an Acquiring Person unless, upon becoming the Beneficial Owner of such additional Common Shares of the Company, such Person does not beneficially own 15% or more of the Common Shares of the Company then outstanding. Notwithstanding the foregoing, (i) if the Board of Directors determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1(a), has become such inadvertently (including, without limitation, because (A) such Person was unaware that it beneficially owned a percentage of the Common Shares that would otherwise cause such Person to be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1(a) or (B) such Person was aware of the extent of the Common Shares it beneficially owned but had no actual knowledge of the consequences of such beneficial ownership under this Agreement), and without any intention of changing or influencing control of the Company, and if such Person divested or divests as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1(a), then such Person shall not be deemed to be or to have become an “Acquiring Person” for any purposes of this Agreement; and (ii) if, as of the date hereof, any Person is the Beneficial Owner of 15% or more of the Common Shares outstanding, such Person shall not be or become an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1(a), unless and until such time as such Person shall become the Beneficial Owner of additional Common Shares (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Shares in Common Shares or pursuant to a split or subdivision of the outstanding Common Shares), unless, upon becoming the Beneficial Owner of such additional Common Shares, such Person is not then the Beneficial Owner of 15% or more of the Common Shares then outstanding.

(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as in effect on the date of this Agreement.

(c) A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” any securities:

(i) which such Person or any of such Person’s Affiliates or Associates beneficially owns, directly or indirectly, for purposes of Section 13(d) of the Exchange Act and Rule 13d-3 thereunder (or any comparable or successor law or regulation);

(ii) which such Person or any of such Person’s Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed pursuant to this Section l(c)(ii)(A) to be the Beneficial Owner of, or to beneficially own, (1) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange or (2) securities which a Person or any of such Person’s Affiliates or Associates may be deemed to have the right to acquire pursuant to any merger or other acquisition agreement between the Company and such Person (or one or more of its Affiliates or Associates) if such agreement has been approved by the Board of Directors prior to a Triggering Event (as hereinafter defined); or (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security under this Section l(c)(ii)(B) if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or

(iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to Section l(c)(ii)(B)) or disposing of any securities of the Company; provided, however, that in no case shall an officer or director of the Company be deemed (x) the Beneficial Owner of any securities beneficially owned by another officer or director of the Company solely by reason of actions undertaken by such Persons in their capacity as officers or directors of the Company or (y) the Beneficial Owner of securities held of record by the trustee of any employee benefit plan of the Company or any Subsidiary of the Company for the benefit of any employee of the Company or any Subsidiary of the Company, other than the officer or director, by reason of any influence that such officer or director may have over the voting of the securities held in the plan.

(d) “Board of Directors” shall mean the Board of Directors of the Company then in office.

(e) “Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the states of New Jersey or Washington are authorized or obligated by law or executive order to close.

(f) “Close of Business” on any given date shall mean 5:00 p.m., Seattle, Washington time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., Seattle, Washington time, on the next succeeding Business Day.

(g) “Common Shares” when used with reference to the Company shall mean the shares of common stock of the Company, $0.001 par value. “Common Shares” when used with reference to any Person other than the Company shall mean the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

(h) “Distribution Date” shall mean the earlier of (i) the Close of Business on the tenth day (or such later date as may be determined by action of a majority of the Board of Directors) after the Shares Acquisition Date (or, if the tenth day after the Shares Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) or (ii) the Close of Business on the tenth day (or such later date as may be determined by action of a majority of the Board of Directors) after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if, assuming the successful consummation thereof, such Person would be the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding.

(i) “Equivalent Shares” shall mean Preferred Shares and any other class or series of capital stock of the Company that is entitled to participate in dividends and other distributions, including distributions upon the liquidation, dissolution or winding up of the Company, on a proportional basis with the Common Shares. In calculating the number of any class or series of Equivalent Shares for purposes of Section 11 of this Agreement, the number of shares, or fractions of a share, of such class or series of capital stock that is entitled to the same dividend or distribution as a whole Common Share shall be deemed to be one share.

(j) “Expiration Date” shall mean the earliest of (i) the Close of Business on the Final Expiration Date, (ii) the Redemption Date, (iii) the time at which the Board of Directors orders the exchange of the Rights as provided in Section 24 of this Agreement, (iv) the consummation of a transaction contemplated by Section 13(a) of this Agreement and (v) termination of this Agreement or the Rights under Section 33 of this Agreement.

(k) “Final Expiration Date” shall mean May 5, 2015.

(l) “Person” shall mean any individual, firm, corporation, limited liability company, partnership, trust or other entity, and shall include any successor (by merger or otherwise) thereof or thereto.

(m) “Preferred Shares” shall mean shares of Series A Participating Cumulative Preferred Stock of the Company.

(n) “Purchase Price” shall have the meaning set forth in Section 4(a) of this Agreement.

(o) “Record Date” shall have the meaning set forth in the recitals at the beginning of this Agreement.

(p) “Redemption Date” shall mean the time at which the Board of Directors orders redemption of the Rights as provided in Section 23 of this Agreement.

(q) “Redemption Price” shall have the meaning set forth in Section 23(a) of this Agreement.

(r) “Right” shall have the meaning set forth in the recitals at the beginning of this Agreement.

(s) “Rights Certificate” shall have the meaning set forth in Section 3(a) of this Agreement.

(t) “Rights Dividend Declaration Date” shall have the meaning set forth in the recitals at the beginning of this Agreement.

(u) “Section 13 Event” shall mean any event described in clause (i), (ii) or (iii) of Section 13(a) of this Agreement.

(v) “Shares Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such; provided that, if such person is determined not to have become an Acquiring Person pursuant to Section l(a) of this Agreement, then no Shares Acquisition Date shall be deemed to have occurred.

(w) “Subsidiary” of any Person shall mean any Person of which an amount of voting securities sufficient to elect a majority of the directors or Persons having similar authority of such Person is beneficially owned, directly or indirectly, by such Person, or any Person otherwise controlled by such Person.

(x) “Total Exercise Price” shall have the meaning set forth in Section 4(a) of this Agreement.

(y) “Trading Day” shall have the meaning set forth in Section 11(d) of this Agreement.

(z) A “Triggering Event” shall be deemed to have occurred upon any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any Person holding Common Shares for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becoming an Acquiring Person.

2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as rights agent for the Company in accordance with the terms and conditions of this Agreement, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable. The Rights Agent shall have no duty to supervise, and in no event shall be liable for, the acts or omissions of any such co-Rights Agent.

3. Issuance of Rights Certificates.

(a) Until the Distribution Date, (i) the Rights will be evidenced (subject to the provisions of Sections 3(b) and 3(c) of this Agreement) by the certificates for Common Shares registered in the names of the holders thereof (which certificates shall also be deemed to be Rights Certificates) and not by separate Rights Certificates and (ii) the right to receive Rights Certificates will be transferable only in connection with the transfer of Common Shares. Until the earlier of the Distribution Date or the Expiration Date, the surrender for transfer of such certificates for Common Shares shall also constitute the surrender for transfer of the Rights associated with the Common Shares represented thereby. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested and provided with all necessary information, send) by first-class, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a Rights Certificate in substantially the form of Exhibit B to this Agreement (a “Rights Certificate”), evidencing one Right for each Common Share so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per Common Share has been made pursuant to Section 11(a)(i), Section 11(i) or Section 11(p) of this Agreement, then at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) of this Agreement) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates and may be transferred by the transfer of the Rights Certificates as permitted hereby, separately and apart from any transfer of one or more Common Shares, and the holders of such Rights Certificates as listed in the records of the Company or any transfer agent or registrar for the Rights shall be the record holders thereof. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm the same in writing on or prior to the Business Day next following. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

(b) On the Record Date or as soon as practicable thereafter, the Company will send (or cause to be sent) a copy of a Summary of Rights in substantially the form of Exhibit C to this Agreement (the “Summary of Rights”), by first-class, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company.

(c) Unless the Board of Directors, by resolution adopted at or before the time of the issuance (including pursuant to the exercise of rights under the Company’s benefit plans) of any Common Shares, specifies to the contrary, Rights shall be issued in respect of all Common Shares that are issued after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date or, in certain circumstances provided in Section 22 of this Agreement, after the Distribution Date. Certificates representing such Common Shares shall also be deemed to be certificates for Rights, and shall bear a legend in substantially the following form:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between WatchGuard Technologies, Inc. and Mellon Investor Services LLC, as Rights Agent, dated as of May 5, 2005 and as amended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of WatchGuard. WatchGuard will mail to the holder of this certificate a copy of the Rights Agreement without charge, upon written request. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Under certain circumstances, as set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void under circumstances specified in the Rights Agreement.

With respect to such certificates containing the foregoing legend, until the earlier of (i) the Distribution Date or (ii) the Expiration Date, the Rights associated with the Common Shares represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Shares represented thereby. In the event that the Company purchases or acquires any Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares which are no longer outstanding.

4. Form of Rights Certificates.

(a) The Rights Certificates (and the forms of election to purchase Preferred Shares and of assignment to be printed on the reverse thereof) shall be substantially in the form of Exhibit B to this Agreement and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 11 and Section 22 of this Agreement, the Rights Certificates, whenever distributed, shall be dated as of the Record Date (or in the case of Rights issued with respect to Common Shares issued by the Company after the Record Date, as of the date of issuance of such Common Shares), shall show the date of countersignature by the Rights Agent, and on their face shall entitle the holders thereof to purchase such number of one-thousandths of a Preferred Share as shall be set forth therein at the price set forth therein (such exercise price per one one-thousandth of a Preferred Share being hereinafter referred to as the “Purchase Price” and the aggregate exercise price of all Preferred Shares issuable upon exercise of one Right being hereinafter referred to as the “Total Exercise Price”), but the number and type of securities purchasable upon the exercise of each Right and the Purchase Price shall be subject to adjustment as provided herein.

(b) Any Rights Certificate issued pursuant to Section 3(a) or Section 22 of this Agreement that represents Rights beneficially owned by: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer that the Board of Directors has determined is part of a plan, arrangement or understanding that has as a primary purpose or effect avoidance of Section 7(e) of this Agreement, and any Rights Certificate issued pursuant to Section 6 or Section 11 of this Agreement upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent the Rights Agent has notice thereof and to the extent feasible) substantially the following legend:

The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement between WatchGuard Technologies, Inc. and Mellon Investor Services LLC, as Rights Agent, dated as of May 5, 2005 (the “Rights Agreement”)). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of the Rights Agreement.

5. Countersignature and Registration.

(a) The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President or any Vice President, either manually or by facsimile signature, and by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal (if any) or a facsimile thereof. The Rights Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Agreement any such Person was not such an officer.

(b) Following the Distribution Date, receipt by the Rights Agent of notice to that effect and all other relevant information referred to in Section 3(a) to this Agreement, the Rights Agent will keep or cause to be kept, at its office designated for such purposes, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a) Subject to the provisions of Sections 7(e), 14 and 24 of this Agreement, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate or Rights Certificates (other than Rights Certificates representing Rights that have become null and void pursuant to Section 7(e) hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Rights Certificate or Rights Certificates, entitling the registered holder to purchase a like number of one-thousandths of a Preferred Share (or, following a Triggering Event, other securities, cash or other assets, as the case may be) as the Rights Certificate or Rights Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Rights Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Rights Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate or Rights Certificates until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request. Thereupon the Rights Agent shall, subject to Sections 7(e), 14 and 24 of this Agreement, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment from the holders of Rights Certificates of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates. The Rights Agent shall have no duty or obligation to take any action under any Section of this Agreement which requires the payment by a Rights holder of applicable taxes and governmental charges unless and until the Rights Agent is satisfied that all such taxes and/or charges have been paid.

(b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and, at the Company’s or Rights Agent’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will make and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a) Subject to Section 7(e), 23(b) or 24 of this Agreement, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase on the reverse side thereof duly executed and properly completed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the Purchase Price for each one-thousandth of a Preferred Share as to which the Rights are exercised, and an amount equal to any tax or charge required to be paid under Section 9(e) hereof, at or prior to the Expiration Date.

(b) The Purchase Price for each one-thousandth of a Preferred Share issuable pursuant to the exercise of a Right shall initially be $21.00, shall be subject to adjustment from time to time as provided in Sections 11 and 13 of this Agreement and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

(c) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase duly executed and properly completed, accompanied by payment of the Purchase Price for the number of one-thousandths of a Preferred Share (or other securities or property, as the case may be) to be purchased and an amount equal to any applicable tax or charge required to be paid by the holder of such Rights Certificate in cash, or by certified check or cashier’s check payable to the order of the Company, the Rights Agent shall, subject to Section 20(k) of this Agreement, thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Shares (or make available, if the Rights Agent is the transfer agent for the Preferred Shares) a certificate or certificates for the number of one-thousandths of a Preferred Share to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests or (B) if the Company shall have elected to deposit the total number of one-thousandths of a Preferred Share issuable upon exercise of the Rights hereunder with a depository agent, requisition from the depository agent of depository receipts representing such number of one-thousandths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depository agent) and the Company hereby directs the depository agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 of this Agreement, (iii) after receipt of such certificates or depository receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt thereof, deliver such cash to or upon the order of the registered holder of such Rights Certificate. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a) of this Agreement, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement.

(d) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Rights Certificate or to such registered holder’s duly authorized assigns, subject to the provisions of Section 14 of this Agreement.

(e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Triggering Event or a Section 13 Event, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such (a “Post Transferee”), (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e) (a “Prior Transferee”) or (iv) any subsequent transferee receiving transferred Rights from a Post Transferee or a Prior Transferee, either directly or through one or more intermediate transferees, shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights or any Rights Certificate which formerly evidenced such Rights, and neither the Company nor the Rights Agent shall have any obligations whatsoever with respect to such Rights or any Rights Certificate, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) of this Agreement are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Rights Certificates or to any other Person as a result of the Company making or failing to make any determinations with respect to an Acquiring Person or any of such Acquiring Person’s Affiliates, Associates or transferees hereunder or taking or failing to take any actions with respect to any Rights or Rights Certificates of any such Person.

(f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and duly executed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

8. Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

9. Reservation and Availability of Preferred Shares.

(a) The Company covenants and agrees that it will use its best efforts to cause to be reserved and kept available out of and to the extent of its authorized and unissued shares of preferred stock not reserved for another purpose (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Shares and/or other securities), the number of Preferred Shares (and, following the occurrence of the Triggering Event, Common Shares and/or other securities) that will be sufficient to permit the exercise in full of all outstanding Rights.

(b) If the Company shall hereafter list any of its Preferred Shares on a national securities exchange, then so long as the Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares and/or other securities) issuable and deliverable upon exercise of the Rights may be listed on a national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable (but only to the extent that it is reasonably likely that the Rights will be exercised), all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

(c) The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Triggering Event in which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Sections 11(a)(ii) or 11(a)(iii) of this Agreement, or as soon as is required by law following the Distribution Date, as the case may be, a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company may temporarily suspend, for a period not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating, and notify the Rights Agent in writing, that the exercisability of the Rights has been temporarily suspended, as well as a public announcement and written notification to the Rights Agent at such time as the suspension is no longer in effect. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction, unless the requisite qualification in such jurisdiction shall have been obtained, or an exemption therefrom shall be available, and until a registration statement has been declared effective.

(d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preferred Shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

(e) The Company further covenants and agrees that it will pay when due and payable any and all taxes and governmental charges which may be payable in respect of the issuance or delivery of the Rights Certificates or of any Preferred Shares upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of certificates or depository receipts for the Preferred Shares in a name other than that of, the registered holder of the Rights Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates or depository receipts for Preferred Shares upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s or the Rights Agent’s satisfaction that no such tax or charge is due.

10. Preferred Shares Record Date. Each Person in whose name any certificate for a number of one-thousandths of a Preferred Share is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of Preferred Shares represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price multiplied by the number of one-thousandths of a Preferred Share with respect to which the Rights have been exercised (and any applicable taxes or governmental charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Shares transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a holder of Preferred Shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

11. Adjustment of Purchase Price, Number of Shares or Number of Rights. The Purchase Price, the number and kind of shares or other property covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Common Shares payable in Common Shares, (B) subdivide the outstanding Common Shares, (C) combine the outstanding Common Shares (by reverse stock split or otherwise) into a smaller number of Common Shares, or (D) issue any shares of its capital stock in a reclassification of the Common Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such event, except as otherwise provided in this Section 11(a) and Section 7(e) of this Agreement: (1) each of the Rights outstanding at the time of the record date for such dividend or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted to that number of Rights (calculated to the nearest one ten-thousandth (1/10,000) of a Right) equal to a fraction (the “Exchange Ratio”), the numerator of which shall be the total number of Common Shares or shares of capital stock issued in such dividend, subdivision, combination or reclassification of the Common Shares outstanding immediately following such dividend, subdivision, combination or reclassification and the denominator of which shall be the total number of Common Shares outstanding immediately prior to such time, and the number of Rights that shall thereafter be issued with respect to each Common Share or share of such other capital stock that shall become outstanding thereafter prior to the Distribution Date shall be equal to the total number of outstanding Rights immediately after such event (as adjusted pursuant to this clause (1)) divided by the total number of outstanding Common Shares or shares of such other capital stock immediately after such event (subject to further adjustment pursuant to the provisions of this Agreement); (2) the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification shall be adjusted so that the Purchase Price thereafter shall equal the result obtained by dividing the Purchase Price in effect immediately prior to such time by the Exchange Ratio; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of such Right; and (3) the number of Preferred Shares or shares of such other capital stock issuable upon the exercise of each Right shall remain unchanged immediately after such event, but, in the event of a reclassification, the kind of shares issuable upon the exercise of each Right immediately after such reclassification shall be adjusted to be the kind of shares of such other capital stock issued in such reclassification, rather than Preferred Shares. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) of this Agreement, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) of this Agreement.

(ii) Subject to Section 24 of this Agreement, in the event a Triggering Event shall have occurred, then promptly following such Triggering Event, proper provision shall be made so that each holder of a Right, except as provided in Section 7(e) of this Agreement, shall thereafter have the right to receive for each Right, upon exercise thereof in accordance with the terms of this Agreement and payment of the then-current Total Exercise Price, in lieu of a number of one-thousandths of a Preferred Share, such number of Common Shares of the Company as shall equal the result obtained by multiplying the then-current Purchase Price by the then number of one-thousandths of a Preferred Share for which a Right was exercisable (or would have been exercisable if the Distribution Date had occurred) immediately prior to the first occurrence of a Triggering Event, and dividing that product by 50% of the current per share market price (determined pursuant to Section 11(d) of this Agreement) for Common Shares on the date of occurrence of the Triggering Event (such number of shares being hereinafter referred to as the “Adjustment Shares”). The Company shall notify the Rights Agent when this Section 11(a)(ii) applies.

(iii) In lieu of issuing Common Shares in accordance with Section 11(a)(ii) of this Agreement, the Company may, if the Board of Directors determines that such action is necessary or appropriate and not contrary to the interest of holders of Rights (and, in the event that the number of Common Shares which are authorized by the Company’s Restated Certificate of Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights, or if any necessary regulatory approval for such issuance has not been obtained by the Company, the Company shall): (A) determine the excess of (1) the value of the Common Shares issuable upon the exercise of a Right (the “Current Value”) over (2) the Purchase Price (such excess, the “Spread”) and (B) with respect to each Right, make adequate provision to substitute for such Common Shares, upon exercise of the Rights, (1) cash, (2) a reduction in the Purchase Price, (3) other equity securities of the Company (including, without limitation, shares or units of shares of any series of preferred stock which the Board of Directors has deemed to have the same value as Common Shares (such shares or units of shares of Preferred Stock are herein called “common stock equivalents”)), except to the extent that the Company has not obtained any necessary stockholder or regulatory approval for such issuance, (4) debt securities of the Company, except to the extent that the Company has not obtained any necessary stockholder or regulatory approval for such issuance, (5) other assets or (6) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board of Directors based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors (which determination shall be described in a statement filed with the Rights Agent and shall be conclusive and binding on the Rights Agent, the holders of the Rights and all other Persons); provided, however, if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Triggering Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Common Shares (to the extent available), except to the extent that the Company has not obtained any necessary stockholder or regulatory approval for such issuance, and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board of Directors shall determine in good faith that it is likely that sufficient additional Common Shares could be authorized for issuance upon exercise in full of the Rights or that any necessary regulatory approval for such issuance will be obtained, the thirty (30) day period set forth above may be extended to the extent necessary (with prompt written notice of such extension to the Rights Agent), but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares or take action to obtain such regulatory approval (such period, as it may be extended, the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the first and/or second sentences of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e) of this Agreement, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares, to take any action to obtain any required regulatory approval and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating, and notify the Rights Agent in writing, that the exercisability of the Rights has been temporarily suspended, as well as a public announcement and written notification to the Rights Agent at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Shares shall be the current per share market price (as determined pursuant to Section 11(d) of this Agreement) of the Common Shares on the Section 11(a)(ii) Trigger Date and the value of any “common stock equivalent” shall be deemed to have the same value as the Common Shares on such date.

(b) In case the Company shall, at any time after the date of this Agreement, fix a record date for the issuance of rights, options or warrants to all holders of Common Shares or of any class or series of Equivalent Shares entitling such holders (for a period expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase Common Shares or Equivalent Shares or securities convertible into Common Shares or Equivalent Shares at a price per share (or having a conversion price per share, if a security convertible into Common Shares or Equivalent Shares) less than the then current per share market price (as defined in Section 11(d) hereof) of the Common Shares or Equivalent Shares on such record date, then, in each such case, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Common Shares and Equivalent Shares (if any) outstanding on such record date, plus the number of Common Shares or Equivalent Shares, as the case may be, which the aggregate offering price of the total number of Common Shares or Equivalent Shares, as the case may be, so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current per share market price, and the denominator of which shall be the number of Common Shares and Equivalent Shares (if any) outstanding on such record date, plus the number of additional Common Shares or Equivalent Shares, as the case may be, to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive and binding on the Rights Agent, the holders of the Rights and all other Persons. Common Shares and Equivalent Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c) In case the Company shall, at any time after the date of this Agreement, fix a record date for the making of a distribution to all holders of the Common Shares or of any class or series of Equivalent Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend, if any, or a dividend payable in Common Shares) or subscription rights, options or warrants (excluding those referred to in Section 11(b) hereof), then, in each such case, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current per share market price (as determined pursuant to Section 11(d) of this Agreement) of a Common Share or an Equivalent Share on such record date, less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive and binding on the Rights Agent, the holders of the Rights and all other Persons) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a Common Share or Equivalent Share, as the case may be, and the denominator of which shall be such current per share market price of a Common Share or Equivalent Share on such record date. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

(d) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) of this Agreement, the “current per share market price” of any security (a “Security” for the purpose of this Section 11(d)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to but not including such date, and for purposes of computations made pursuant to Section 11(a)(iii) of this Agreement, the “current per share market price” of any Security on any date shall be deemed to be the average of the daily closing prices per share of such Security for the ten (10) consecutive Trading Days immediately prior to but not including such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (i) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares or (ii) any subdivision, combination or reclassification of such Security, and prior to the expiration of the requisite thirty (30) Trading Day or ten (10) Trading Day period, after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last sale price or, if such last sale price is not reported, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System (“Nasdaq”), the Over-the-Counter Bulletin Board of the National Association of Securities Dealers, Inc. or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors. If on any such date no market maker is making a market in the Common Shares, the fair value of such shares on such date as determined in good faith by the Board of Directors (which determination shall be described in a statement filed with the Rights Agent and shall be conclusive and binding on the Rights Agent, the holders of the Rights and all other Persons) shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Shares are not publicly held or so listed or traded, “current per share market price” shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive and binding for all purposes.

(e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a Common Share or other share or one hundred-thousandth of a Preferred Share, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which requires such adjustment or (ii) the Expiration Date.

(f) If as a result of an adjustment made pursuant to Sections 11(a) or 13(a) of this Agreement, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right and if required, the Purchase Price thereof, shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Shares contained in Sections 11(a), (b), (c), (e), (h), (i), (j), (k), (1) and (m), and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preferred Shares shall apply on like terms to any such other shares.

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one-thousandths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of Preferred Shares (calculated to the nearest one hundred-thousandth of a share) obtained by (i) multiplying (x) the number of Preferred Shares covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect on or after the date of any adjustment of the Purchase Price as a result of the calculations made in Section 11(b) to adjust the number of Rights, in substitution for any adjustment in the number of Preferred Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made, and shall promptly give the Rights Agent a copy of such announcement. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 of this Agreement, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Purchase Price or the number of Preferred Shares issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth of a Preferred Share and the number of one-thousandths of a Preferred Share which were expressed in the initial Rights Certificates issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below the par or stated value, if any, of the number of one-thousandths of a Preferred Share issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue as fully paid and nonassessable shares such number of one-thousandths of a Preferred Share at such adjusted Purchase Price.

(l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the number of one-thousandths of a Preferred Share and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one-thousandths of a Preferred Share and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) upon the occurrence of the event requiring such adjustment.

(m) Anything in this Section 11 to the contrary notwithstanding, prior to the Distribution Date, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred or Common Shares, (ii) issuance wholly for cash of any Preferred or Common Shares at less than the current per share market price, (iii) issuance wholly for cash of Preferred or Common Shares or securities which by their terms are convertible into or exchangeable for Preferred or Common Shares, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred or Common Shares shall not be taxable to such stockholders.

(n) The Company covenants and agrees that it shall not, at any time after the Distribution Date, effect or permit to occur any Triggering Event or Section 13 Event, if (i) at the time or immediately after such Triggering Event or Section 13 Event there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (ii) prior to, simultaneously with or immediately after such Section 13 Event, the shareholders of the Person who constitutes, or would constitute, the “Principal Party” for purposes of Section 13(b) of this Agreement shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.

(o) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Sections 23, 24 or 27 of this Agreement, take (or permit to be taken) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(p) Anything in this Agreement to the contrary notwithstanding, in the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares (by reverse stock split or otherwise) into a smaller number of Preferred Shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such event, except as otherwise provided in this Section 11 and Section 7(e) of this Agreement: (1) each of the Rights outstanding at the time of the record date for such dividend or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted to that number of Rights (calculated to the nearest one ten-thousandth (1/10,000) of a Right) equal to a fraction (the “Exchange Fraction”), the numerator of which shall be the total number of Preferred Shares or shares of capital stock issued in such reclassification of the Preferred Shares outstanding immediately following such time and the denominator of which shall be the total number of Preferred Shares outstanding immediately prior to such time, and the number of Rights that shall thereafter be issued with respect to each Common Share or share of other capital stock that shall be issued in a reclassification of the Common Shares prior to the Distribution Date shall be equal to the total number of outstanding Rights immediately after such event (as adjusted pursuant to this clause (1)) divided by the total number of outstanding Common Shares or shares of such other capital stock immediately after such event (subject to further adjustment pursuant to the provisions of this Agreement); (2) the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification shall be adjusted so that the Purchase Price thereafter shall equal the result obtained by dividing the Purchase Price in effect immediately prior to such time by the Exchange Fraction; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of such Right; and (3) the number of one-thousandths of a Preferred Share or share of such other capital stock issuable upon the exercise of each Right shall remain unchanged immediately after such event, but, in the event of a reclassification, the kind of shares issuable upon the exercise of each Right immediately after such reclassification shall be adjusted to be the kind of shares of such other capital stock issued in such reclassification, rather than Preferred Shares.

12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Sections 11 and 13 of this Agreement, the Company shall promptly (a) prepare a certificate setting forth such adjustment and a brief statement of the computations and facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Preferred Shares a copy of such certificate and (c) mail a brief summary thereof to each holder of a Rights Certificate in accordance with Section 26 of this Agreement. Notwithstanding the foregoing sentence, the failure of the Company to make such certification or give such notice shall not affect the validity of such adjustment or the force or effect of the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement contained therein and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of, any such adjustment unless and until it shall have received such certificate.

13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

(a) In the event that, following the Shares Acquisition Date, directly or indirectly:

(i) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction the principal purpose of which is to change the state of incorporation of the Company or that does not violate Section 11(o) of this Agreement);

(ii) any Person (other than a Subsidiary of the Company in a transaction that does not violate Section 11(o) of this Agreement) shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such consolidation or merger; or

(iii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or one or more of its wholly owned Subsidiaries in one or more transactions, each of which does not violate Section 11(o) of this Agreement), then, and in each such case, proper provision shall be made so that

(A) each holder of a Right (except as otherwise provided herein) shall thereafter have the right to receive, upon the exercise thereof in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid and nonassessable Common Shares of the Principal Party (as hereinafter defined), free of any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Triggering Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the first occurrence of a Triggering Event by the Purchase Price in effect immediately prior to such first occurrence) and (2) dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the “Total Exercise Price” for each Right and for all purposes of this Agreement) by 50% of the current per share market price (determined pursuant to Section 11(d) of this Agreement) of the Common Shares of such Principal Party on the date of consummation of such Section 13 Event;

(B) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement;

(C) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 of this Agreement shall apply only to such Principal Party following the first occurrence of a Section 13 Event;

(D) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of its Common Shares) in connection with the consummation of any such transaction as may be necessary to assure that the provisions of this Agreement shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights.

(b) “Principal Party” shall mean, in the case of any transaction described in clause (i), (ii) or (iii) of Section 13(a), the Person referred to therein or such Person’s successor, including, if applicable, the Company, if it is the surviving corporation, provided, however, that in any such case, (i) if such Person is a direct or indirect Subsidiary of another Person, “Principal Party” shall refer to such other Person and (ii) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Shares having the greatest aggregate value, and provided, further, that for purposes of transactions described in clause (iii) of this Section 13(b), “Principal Party” shall refer to that Person receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions.

(c) If, for any reason, the Rights cannot be exercised for Common Shares of such Principal Party as provided in Section 13(a), then each holder of Rights shall have the right to exchange its Rights for cash from such Principal Party in an amount equal to the number of Common Shares that it would otherwise be entitled to purchase times 50% of the current per share market price, as determined pursuant to Section 11(d) of this Agreement, of such Common Shares of such Principal Party. If, for any reason, the foregoing formulation cannot be applied to determine the cash amount into which the Rights are exchangeable, then the Board of Directors, based upon the advice of one or more nationally recognized investment banking firms, and based upon the total value of the Company, shall determine such amount reasonably and with good faith to the holders of Rights (which determination shall be described in a statement filed with the Rights Agent). Any such determination shall be conclusive and binding on the Rights Agent.

(d) The Company shall not consummate any Section 13 Event unless the Principal Party shall have a sufficient number of authorized Common Shares that have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such issuer shall have executed and delivered to the Rights Agent a supplemental agreement confirming that such Principal Party shall, upon consummation of such Section 13 Event, assume this Agreement in accordance with Sections 13(a) and (b) of this Agreement, that all rights of first refusal or preemptive rights in respect of the issuance of Common Shares of such Principal Party upon exercise of outstanding Rights have been waived, that there are no rights, warrants, instruments or securities outstanding or any agreements or arrangements which, as a result of the consummation of such transaction, would eliminate or substantially diminish the benefits intended to be afforded by the Rights and that such transaction shall not result in a default by such Principal Party under this Agreement, and further providing that, as soon as practicable after the date of such Section 13 Event, such Principal Party will:

(i) prepare and file a registration statement under the Securities Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date, and similarly comply with applicable state securities laws;

(ii) use its best efforts to list (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on a national securities exchange or to meet the eligibility requirements for quotation on Nasdaq; and

(iii) deliver to holders of the Rights historical financial statements for such Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act.

In the event that at any time after the occurrence of a Triggering Event some or all of the Rights shall not have been exercised at the time of a transaction described in this Section 13, the Rights which have not theretofore been exercised shall thereafter be exercisable in the manner described in Section 13(a) (without taking into account any prior adjustment required by Section 11(a)(ii)). The Company shall not enter into any transaction of the kind referred to in this Section 13 if at the time of such transaction there are any rights, options, warrants, instruments or securities outstanding or any agreements or arrangements which, as a result of the consummation of such transaction, would eliminate or substantially diminish the benefits intended to be afforded by the Rights.

(e) The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers.

14. Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights or to distribute Rights Certificates that evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable, as determined pursuant to the second sentence of Section 11(d) of this Agreement.

(b) The Company shall not be required to issue fractions of Preferred Shares (other than fractions that are integral multiples of one one-thousandth of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions that are integral multiples of one one-thousandth of a Preferred Share). In lieu of fractional Preferred Shares that are not integral multiples of one one-thousandth of a Preferred Share, the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of a Common Share. For purposes of this Section 14(b), the current market value of a Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d) of this Agreement) for the Trading Day immediately prior to the date of such exercise.

(c) The holder of a Right by the acceptance of the Right expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right.

(d) Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payment and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

15. Rights of Action. (a) All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 and Section 20 of this Agreement, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Shares), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach by the Company of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations by the Company of, the obligations of any Person subject to this Agreement.

(b) Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company must use all reasonable efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.

16. Agreement of Rights Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;

(b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed; and

(c) subject to Sections 6(a) and 7(f) of this Agreement, the Company and the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Shares certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

17. Rights Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 of this Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions of this Agreement.

18. Concerning the Rights Agent.

(a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel), incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence or bad faith must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction), for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance administration, exercise and performance of its duties under this Agreement, including, without limitation, the costs and expenses of defending against and appealing any claim of liability arising therefrom, directly or indirectly. The provisions of this Section 18 and Section 20 below shall survive the termination of this Agreement, the exercise or expiration of the Rights and the resignation or removal of the Rights Agent. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company.

(b) The Rights Agent shall be authorized and protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder, in reliance upon any Rights Certificate or certificate for the Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 of this Agreement. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith unless and until it has received such notice in writing.

19. Merger or Consolidation or Change of Name of Rights Agent.

(a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the investor services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement; provided, however, that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 of this Agreement. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights

Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

20. Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Agreement (and no implied duties) upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company or an employee of the Rights Agent), and the opinion or advice of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it and in accordance with such opinion or advice.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of “current per share market price”) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct (as determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction). Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage. Any liability of the Rights Agent under this Rights Agreement will be limited to the amount of fees paid by the Company to the Rights Agent.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Agreement or the execution and delivery of this Agreement (except the due execution of this Agreement by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming null and void pursuant to this Agreement) or any change or adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Sections 3, 11, 13, 23 or 24, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt by the Rights Agent of a certificate furnished pursuant to Section 12 hereof describing such change or adjustment, upon which the Rights Agent may rely); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares to be issued pursuant to this Agreement or any Rights Certificate or as to whether any Preferred Shares will, when issued, be validly authorized and issued, fully paid and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Secretary or any Assistant Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Rights Agent and the Rights Agent shall not be liable for or in respect of any action taken, suffered or omitted by it in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions. The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received by any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or suffered or such omission shall be effective. The Rights Agent shall not be liable for any action taken or suffered by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five (5) Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken, suffered or omitted.

(h) The Rights Agent and any member, shareholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent or any such stockholder, affiliate, director, officer or employee from acting in any other capacity for the Company or for any other Person.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers and employees) or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct in the selection and continued employment thereof (each as determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction).

(j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company and to each transfer agent of the Preferred Shares or the Common Shares known to the Rights Agent by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Preferred Shares or the Common Shares by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit such holder’s Rights Certificate for inspection by the Company), then the registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall either be (a) a Person organized and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million or (b) an Affiliate of such a Person. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Preferred Shares or the Common Shares, and mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

22. Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Shares following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to Common Shares so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement or upon the exercise, conversion or exchange of securities hereinafter issued by the Company and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued and this sentence shall be null and void ab initio if, and to the extent that, such issuance or this sentence would create a significant risk of or result in material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued or would create a significant risk of or result in such options’ or employee plans’ or arrangements’ failing to qualify for otherwise available special tax treatment and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

23. Redemption.

(a) The Company may, at its option and with the approval of the Board of Directors, at any time prior to the earlier of (i) the tenth day following the Shares Acquisition Date or such later date as may be determined by action of a majority of the Board of Directors and publicly announced by the Company (with prompt written notice thereof to the Rights Agent) or (ii) the Close of Business on the Final Expiration Date, redeem all but not less than all the then outstanding Rights at a redemption price of $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of this Agreement (such redemption price being herein referred to as the “Redemption Price”) and the Company may, at its option, pay the Redemption Price either in Common Shares (based on the current per share market price thereof (as determined pursuant to Section 11(d) of this Agreement) at the time of redemption) or cash. Such redemption by the Company may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.

(b) Immediately upon the action of the Board of Directors ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption (with prompt written notice thereof to the Rights Agent); provided, however, that the failure to give, or any defect in, such notice shall not affect the legality or validity of such redemption. Within ten (10) days after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24 of this Agreement, and other than in connection with the purchase of Common Shares prior to the Distribution Date.

24. Exchange.

(a) Subject to applicable laws, rules and regulations, and subject to subsection (c) below, the Company may, at its option, by majority vote of the Board of Directors, at any time after the occurrence of a Triggering Event, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e) of this Agreement) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of this Agreement (such exchange ratio being hereinafter referred to as the “Ratio of Exchange”). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any Person holding Common Shares for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding.

(b) Immediately upon the action of the Board of Directors ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Ratio of Exchange. The Company shall promptly give public notice of any such exchange (with prompt written notice thereof to the Rights Agent); provided, however, that the failure to give, or any defect in, such notice shall not affect the legality or validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights

Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e) of this Agreement) held by each holder of Rights.

(c) In the event that there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with Section 24(a), the Company shall either take such action as may be necessary to authorize additional Common Shares for issuance upon exchange of the Rights or alternatively, at the option of a majority of the Board of Directors, with respect to each Right (i) pay cash in an amount equal to the Current Value (as hereinafter defined), in lieu of issuing Common Shares in exchange therefor, (ii) issue debt or equity securities or a combination thereof, having a value equal to the Current Value, in lieu of issuing Common Shares in exchange for each such Right, where the value of such securities shall be determined by a nationally recognized investment banking firm selected by the Board of Directors by majority vote of the Board of Directors (which determination shall be described in a statement filed with the Rights Agent and shall be conclusive and binding on the Rights Agent, the holders of the Rights and all other Persons), or (iii) deliver any combination of cash, property, Common Shares and/or other securities having a value equal to the Current Value in exchange for each Right. For purposes of this Section 24(c) only, the “Current Value” shall mean the product of the current per share market price of Common Shares (determined pursuant to Section 11(d) on the date of the occurrence of the event described above in subparagraph (a)) multiplied by the number of Common Shares for which the Right otherwise would be exchangeable if there were sufficient shares available. To the extent that the Company determines that some action need be taken pursuant to clauses (i), (ii) or (iii) of this Section 24(c), the Board of Directors may temporarily suspend the exercisability of the Rights for a period of up to sixty (60) days following the date on which the event described in Section 24(a) hereof shall have occurred, in order to seek any authorization of additional Common Shares and/or to decide the appropriate form of distribution to be made pursuant to the above provision and to determine the value thereof. In the event of any such suspension, the Company shall promptly notify the Rights Agent in writing of such suspension and shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement and written notification to the Rights Agent at such time as the suspension is no longer in effect.

(d) The Company shall not be required to issue fractions of Common Shares or to distribute certificates that evidence fractional Common Shares. In lieu of such fractional Common Shares, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Common Shares would otherwise be issuable, an amount in cash equal to the same fraction of the current per share market value of a whole Common Share (as determined pursuant to the second sentence of Section 11(d) of this Agreement).

(e) The Company may, at its option, by majority vote of the Board of Directors, at any time before any Person has become an Acquiring Person, exchange all or part of the then outstanding Rights for rights of substantially equivalent value, as determined reasonably and with good faith by the Board of Directors, based upon the advice of one or more nationally recognized investment banking firms.

(f) Immediately upon the action of the Board of Directors ordering the exchange of any Rights pursuant to subsection (e) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of rights in exchange therefor as has been determined by the Board of Directors in accordance with subsection (e) above. The Company shall promptly give public notice of any such exchange (with prompt written notice thereof to the Rights Agent); provided, however, that the failure to give, or any defect in, such notice shall not affect the legality or validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the transfer agent for the Common Shares of the Company. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Rights will be effected.

25. Notice of Certain Events.

(a) In case the Company shall propose to effect or permit to occur any Section 13 Event, the Company shall give notice thereof to the Rights Agent and to each holder of Rights, in accordance with Section 26 of this Agreement, at least twenty (20) days prior to occurrence of such Section 13 Event.

(b) In case any Triggering Event or Section 13 Event shall occur, then, in any such case, the Company shall as soon as practicable thereafter give to the Rights Agent and to each holder of a Rights Certificate, in accordance with Section 26 of this Agreement, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Sections 11(a)(ii) and 13 of this Agreement.

26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) or by facsimile transmission as follows:

WatchGuard Technologies, Inc.

505 Fifth Avenue South, Suite 500

Seattle, Washington 98104-3892

Attention: General Counsel

Facsimile No.: (206) 521-3075

with a copy to:

Orrick, Herrington & Sutcliffe LLP

719 Second Avenue, Suite 719

Seattle, Washington 98104

Attention: Stephen M. Graham

                    Alan C. Smith

Facsimile No.: (206) 839-4301

Subject to the provisions of Section 21 of this Agreement, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing by the Rights Agent with the Company) as follows:

Mellon Investor Services LLC

520 Pike Street, Suite 1220

Seattle, Washington 98101

Attention: Relationship Manager

Facsimile No.: (206) 674-3059

with a copy to:

Mellon Investor Services LLC

85 Challenger Road

Ridgefield Park, New Jersey 07660

Attention: General Counsel

Facsimile No.: (201) 296-4004

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

27. Supplements and Amendments. Prior to the Distribution Date, the Company may supplement or amend this Agreement in any respect without the approval of any holders of Rights and the Rights Agent shall, if the Company so directs, execute such supplement or amendment, except as otherwise provided herein. From and after the Distribution Date, the Company and the Rights Agent may from time to time supplement or amend this Agreement without the approval of any holders of Rights in order to (i) cure any ambiguity, (ii) correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) shorten or lengthen any time period hereunder or (iv) change or supplement the provisions hereunder in any manner that the Company may deem necessary or desirable and that shall not adversely affect the interests of the holders of Rights (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person); provided, this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, (A) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights. Upon the delivery of a certificate from an appropriate officer of the Company and, if requested by the Rights Agent, an opinion of counsel, that states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything contained in this Agreement to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, obligations or immunities under this Agreement and it shall not be bound by any such supplement or amendment not executed by it. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Shares.

28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

29. Determinations and Actions by the Board of Directors, etc. For all purposes of this Agreement, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board of Directors shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors, or the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights Certificates and all other Persons and (y) not subject the Board of Directors to any liability to the holders of the Rights. The Rights Agent shall always be entitled to assume that the Board of Directors acted in good faith and shall be fully protected and incur no liability in reliance thereon.

30. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Shares).

31. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 of this Agreement shall be reinstated and shall not expire until the Close of Business on the tenth day following the date of such determination by the Board of Directors.

32. Governing Law. This Agreement and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the state of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state; provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the state of New York applicable to contracts made and to be performed entirely within such state.

33. Stockholder Review. At or prior to the annual meeting of the stockholders of the Company in 2006 (and in no event later than 12 months from the date of this Agreement), provided that a Triggering Event has not occurred prior to that time, the Board of Directors shall submit a resolution ratifying the continued existence of this Agreement to those stockholders of the Company who are not affiliated with the Company’s management or Directors (the “Independent Stockholders”) for their consideration and, if thought advisable, approval. Unless the majority of the votes cast by Independent Stockholders who vote in respect of this resolution are voted in favor of the continued existence of this Agreement, immediately upon the confirmation by the chairman of such stockholders’ meeting of the results of the votes on such resolution and without further formality this Agreement and the Rights shall be terminated. The Company will promptly notify the Rights Agent of any such termination.

34. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

35. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

WATCHGUARD TECHNOLOGIES, INC.

By:	/s/ EDWARD J. BOREY
Name: Edward J. Borey Title: President and Chief Executive Officer

MELLON INVESTOR SERVICES LLC, as Rights Agent

By:	/s/ THOMAS L. COOPER
Name: Thomas L. Cooper Title: Client Relationship Executive

EXHIBIT A

FORM OF DESIGNATION OF RIGHTS AND PREFERENCES

CERTIFICATE OF DESIGNATIONS OF

SERIES A PARTICIPATING CUMULATIVE PREFERRED STOCK OF

WATCHGUARD TECHNOLOGIES, INC.

(Pursuant to Section 151 of the

Delaware General Corporation Law)

WATCHGUARD TECHNOLOGIES, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation as required by Section 151 of the General Corporation Law at a meeting duly called and held on May 5, 2005:

NOW, THEREFORE, BE IT RESOLVED, that pursuant to the authority granted to and vested in this Board of Directors in accordance with the Company’s Restated Certificate of Incorporation, this Board of Directors hereby creates a series of Preferred Stock, $0.001 par value, called the “Series A Participating Cumulative Preferred Stock,” and hereby fixes the relative rights, preferences and limitations thereof (in addition to the rights and preferences set forth in the Restated Certificate of Incorporation of the Company that are applicable to the preferred stock of the Company generally) as set forth below:

Section 1.	Designation of Series A Participating Cumulative Preferred Stock

The Board of Directors of the Corporation hereby designates the following series of Preferred Stock, which series shall have the rights, preferences, privileges and limitations set forth below:

The shares of such series shall be designated the “Series A Participating Cumulative Preferred Stock” (the “Series A Preferred Stock”), $0.001 par value. The number of shares initially constituting the Series A Preferred Stock shall be 800,000; provided, however, if more than a total of 800,000 shares of Series A Preferred Stock shall be issuable upon the exercise of Rights (the “Rights”) issued pursuant to the Rights Agreement dated as of May 5, 2005, between the Corporation and Mellon Investor Services LLC, as Rights Agent (the “Rights Agreement”), the Corporation’s Board of Directors, pursuant to Section 151 of the Delaware General Corporation Law, shall direct by resolution or resolutions that a Certificate of Designations be properly executed and filed with the Delaware Secretary of State providing for the total number of shares of Series A Preferred Stock authorized for issuance to be increased (to the extent that the Restated Certificate of Incorporation then permits) to the largest number of whole shares (rounded up to the nearest whole number) issuable upon exercise of such Rights. In addition, such number of shares may be decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

Section 2.	Dividends and Distributions

(a) Subject to the prior and superior rights of the holders of shares of any other series of Preferred Stock or other class of capital stock of the Corporation ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock shall be entitled to receive, when, as, and if declared by the Board of Directors, out of the assets of the Corporation legally available therefor, quarterly dividends payable in cash on the last day of each fiscal quarter in each year, or such other dates as the Corporation’s Board of Directors shall approve (each such date being referred to in this Designation as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or a fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to, subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the

Common Stock of the Corporation since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time after May 19, 2005 (the “Rights Declaration Date”) (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in Section 2(a) immediately prior to or at the same time it declares a dividend or distribution on the Common Stock (other than a dividend or distribution solely in shares of Common Stock).

(c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from and after the Quarterly Dividend Payment Date next preceding the date of original issue of such shares of Series A Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

(d) So long as any shares of Series A Preferred Stock are outstanding, no dividends or other distributions shall be declared, paid or distributed, or set aside for payment or distribution, on the Common Stock unless, in each case, the dividend required by this Section 2 to be declared on the Series A Preferred Stock shall have been declared.

(e) The holders of shares of Series A Preferred Stock shall not be entitled to receive any dividends or other distributions except as provided in this Designation.

Section 3.	Voting Rights

The holders of shares of Series A Preferred Stock shall have the following voting rights:

(a) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder to 1,000 votes on each matter submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) Except as otherwise provided in this Designation or by applicable law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class for the election of directors of the Corporation and on all other matters submitted to a vote of stockholders of the Corporation.

(c) Except as provided in this Designation or by applicable law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth in this Designation) for authorizing or taking any corporate action.

Section 4.	Certain Restrictions

(a) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock; provided, however, that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

(iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Corporation’s Board of Directors) to all holders of such shares upon such terms as the Corporation’s Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5.	Liquidation Rights

(a) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to the greater of (1) $1,000 per share, provided that in the event the Corporation does not have sufficient assets, after payment of its liabilities and distribution to holders of Preferred Stock ranking prior to the Series A Preferred Stock, available to permit payment in full of the $1,000 per share amount, the amount required to be paid under this Section 5(a) shall, subject to Section 5(b) hereof, equal the value of the amount of available assets divided by the number of outstanding shares of Series A Preferred Stock and (2) subject to the provisions for adjustment hereinafter set forth, one thousand (1,000) times the aggregate per share amount to be distributed to the holders of Common Stock (the greater of (1) and (2), the “Series A Liquidation Preference”). In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause 2 of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock that were outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series A Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences.

Section 6.	Consolidation, Merger, etc.

In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the then outstanding shares of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to one thousand (1,000) times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event both this Section 6 and Section 2 appear to apply to a transaction, this Section 6 will control.

Section 7.	No Redemption; No Sinking Fund

(a) The shares of Series A Preferred Stock shall not be subject to redemption by the Corporation or at the option of any holder of Series A Preferred Stock; provided, however, that the Corporation may purchase or otherwise acquire outstanding shares of Series A Preferred Stock in the open market or by offer to any holder or holders of shares of Series A Preferred Stock.

(b) The shares of Series A Preferred Stock shall not be subject to or entitled to the operation of a retirement or sinking fund.

Section 8.	Ranking

The Series A Preferred Stock shall rank junior to all other series of Preferred Stock of the Corporation, unless the Corporation’s Board of Directors shall specifically determine otherwise in fixing the powers, preferences and relative, participating, optional and other special rights of the shares of such series and the qualifications, limitations and restrictions thereof.

Section 9.	Fractional Shares

The Series A Preferred Stock shall be issuable upon exercise of the Rights issued pursuant to the Rights Agreement in whole shares or in any fractional share that is one one-thousandth (1/1000th) of a share or any integral multiple of such fraction, and shall entitle the holder, in proportion to such holder’s fractional shares, to receive dividends, exercise voting rights, participate in distributions and have the benefit of all other rights of holders of Series A Preferred Stock. In lieu of fractional shares, the Corporation, prior to the first issuance of a share or a fractional share of Series A Preferred Stock, may elect to (a) make a cash payment as provided in the Rights Agreement for a fractional share other than one one-thousandth (1/1000th) of a share or any integral multiple thereof or (b) issue depository receipts evidencing such authorized fractional share of Series A Preferred

Stock pursuant to an appropriate agreement between the Corporation and a depository selected by the Corporation; provided, however, that such agreement shall provide that the holders of such depository receipts shall have all the rights, privileges and preferences to which they are entitled as holders of the Series A Preferred Stock.

Section 10.	Reacquired Shares

Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Corporation’s Board of Directors pursuant to the provisions of the Restated Certificate of Incorporation.

Section 11.	Amendment

None of the powers, preferences and relative, participating, optional and other special rights of the Series A Preferred Stock as provided in this Designation or in the Restated Certificate of Incorporation shall be amended in any manner that would alter or change the powers, preferences, rights or privileges of the holders of Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting as a separate class.

IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Corporation by its President and Chief Executive Officer and attested by its Secretary this             day of May, 2005.

WATCHGUARD TECHNOLOGIES, INC.

By
Edward J. Borey President and Chief Executive Officer

Attested:

Michael C. Piraino Vice President and Secretary

EXHIBIT B

FORM OF RIGHTS CERTIFICATE

Certificate No. R-____	____________ Rights

Not exercisable after May 5, 2015 or earlier if redemption or exchange occurs. The Rights are subject to redemption at the option of the Company, at $0.001 per Right, and to exchange on the terms set forth in the Rights Agreement.

Under certain circumstances, Rights Beneficially Owned by an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) and by any subsequent holder of such Rights may become null and void. [The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person. Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in the Rights Agreement.]

RIGHTS CERTIFICATE

WATCHGUARD TECHNOLOGIES, INC.

This certificate certifies that                                         , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of May 5, 2005 (the “Rights Agreement”), between WatchGuard Technologies, Inc., a Delaware corporation (the “Company”), and Mellon Investor Services LLC, a New Jersey limited liability company (the “Rights Agent”), unless the Rights evidenced hereby have been previously redeemed by the Company, to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and before 5:00 p.m., Seattle, Washington time, on May 5, 2015 at the office of the Rights Agent, or at the office of its successor as Rights Agent, one one-thousandth of a fully paid, nonassessable share of Series A Participating Cumulative Preferred Stock, $0.001 par value (the “Preferred Shares”), of the Company, at a purchase price of $21.00 per one one-thousandth of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one-thousandths of a Preferred Share that may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of May 5, 2005, based on the Preferred Shares as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number of one one-thousandths of a Preferred Share that may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events.

This Rights Certificate is subject to all the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of Rights, which limitations include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the principal executive offices of the Company.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (a) may be redeemed by the Company at a redemption price (in cash or shares of the Company’s common stock or other securities of the Company deemed by the Company’s Board of Directors to be at least equivalent in value) of $0.001 per Right (subject to adjustment, as provided in the Rights Agreement) or (b) may be exchanged in whole or in part for shares of the Company’s common stock or other consideration as determined by the Company.

The Company may, but shall not be required to, issue fractions of Preferred Shares or distribute certificates that evidence fractions of Preferred Shares upon the exercise of any Right or Rights evidenced hereby. In lieu of issuing fractional shares, the Company may elect to make a cash payment as provided in the Rights Agreement for fractions of a share other than one one-thousandth (1/1000) of a share or any integral multiple thereof or to issue certificates or utilize a depository arrangement as provided in the terms of the Rights Agreement and the Preferred Shares.

No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company that may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscriptions rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of                             , 20        .

WATCHGUARD TECHNOLOGIES, INC.

By:

Name:

Its:

COUNTERSIGNED:

MELLON INVESTOR SERVICES LLC,

as Rights Agent

By:

Name:

Its:

—Form of Reverse Side of Rights Certificate—

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder

desires to transfer the Rights Certificate)

FOR	VALUE RECEIVED, hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                             as attorney-in-fact, to transfer this Rights Certificate on the books of the within-named Company, with full power of substitution.

The undersigned hereby certifies that (1) the Rights evidenced by this Rights Certificate are not being sold, assigned or transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), (2) this Rights Certificate is not being sold, assigned or transferred to or on behalf of any such Acquiring Person, Affiliate or Associate, and (3) after inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Rights Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate.

Dated:

Signature:

Signature Guarantee*

* Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended. Guarantees by a notary public are not acceptable.

—Form of Reverse Side of Rights Certificate—

(continued)

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise Rights represented by the Rights Certificate)

To: WATCHGUARD TECHNOLOGIES, INC.

The undersigned hereby irrevocably elects to exercise                         Rights represented by this Rights Certificate to purchase the number of one-thousandths of a Preferred Share issuable upon the exercise of such Rights and requests that certificates for such number of one-thousandths of a Preferred Share be issued in the name of:

Please insert social security or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address)

The undersigned hereby certifies that (1) the Rights evidenced by this Rights Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) and (2) after inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Rights Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement).

Dated:

Signature:

Signature Guarantee*

* Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended. Guarantees by a notary public are not acceptable.

—Form of Reverse Side of Rights Certificate—

(continued)

NOTICE

The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written on the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) and such Assignment or Election to Purchase will not be honored.

EXHIBIT C

WATCHGUARD TECHNOLOGIES, INC.

STOCKHOLDER RIGHTS PLAN

SUMMARY OF RIGHTS

Distribution and Transfer of Rights; Rights Certificates	On May 5, 2005, the board of directors of WatchGuard Technologies, Inc. (“WatchGuard”) declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of WatchGuard common stock, $0.001 par value (the “Common Stock”). The dividend is payable on May 19, 2005 to WatchGuard’s stockholders of record on that date. Before the Distribution Date (as described below), the Rights will be evidenced by, and trade with, certificates representing the Common Stock. After the Distribution Date, if any, WatchGuard will mail Rights certificates to the stockholders and the Rights will become transferable apart from the Common Stock.

Distribution Date	The Rights will separate from the Common Stock and become exercisable following the earlier of the close of business on the tenth day (or such later date as may be determined by a majority of WatchGuard’s board of directors) after a person or group (i) acquires beneficial ownership of 15% or more of the Common Stock then outstanding or (ii) announces a tender or exchange offer for the Common Stock then outstanding that could result in the offeror becoming the beneficial owner of 15% or more of the Common Stock then outstanding (the earlier of such dates being the “Distribution Date”).

Preferred Stock Purchasable Upon Exercise of Rights	After the Distribution Date, each Right will entitle the holder to purchase, for $21.00 (the “exercise price”), one one-thousandth (1/1000) of a share of WatchGuard Series A preferred stock with economic terms similar to those of one share of Common Stock.

Flip-In	If an acquiror obtains 15% or more of the Common Stock then outstanding (thus becoming an “Acquiring Person”), then each Right (other than Rights owned by an Acquiring Person or its affiliates) will entitle the holder to purchase, for the exercise price, that number of shares of Common Stock having a then-current market value of two times the exercise price.

Flip-Over	If, after the Shares Acquisition Date (defined below), (a) WatchGuard merges into another entity, (b) an acquiring entity merges into WatchGuard or (c) WatchGuard sells more than 50% of its assets or earning power, then each Right (other than Rights owned by an Acquiring Person or its affiliates) will entitle the holder to purchase, for the exercise price, a number of shares of common stock of the person engaging in the transaction having a then-current market value of twice the exercise price.

Exchange Provisions	After any person or group becomes an Acquiring Person but before the acquisition of WatchGuard or 50% or more of its assets or earning power, the board of directors may elect to exchange each Right (other than Rights that have become null and void and nontransferable as described above) for consideration per Right consisting of one share of Common Stock.

Redemption of Rights	The Rights will be redeemable at WatchGuard’s option for $0.001 per Right (the “Redemption Price”) at any time on or before the tenth day (or such later date as may be determined by a majority of the board of directors) after public announcement that a person has acquired beneficial ownership of 15% or more of the Common Stock then outstanding (the “Shares Acquisition Date”).

Expiration of Rights	The Rights are not exercisable until the Distribution Date and will expire on May 5, 2015, unless earlier redeemed or exchanged by WatchGuard.

Amendment of Terms of Rights	The terms of the Rights and the Rights Agreement (as defined below) may be amended in any respect, without the approval of any holder of the Rights, at any time before the Distribution Date, subject to certain restrictions.

Voting Rights	Until a Right is exercised, the holder will have no rights as a stockholder of WatchGuard, including, without limitation, the right to vote or receive dividends.

Antidilution Provisions	In order to preserve the actual or potential economic value of the Rights, the number of shares of preferred stock or other securities issuable upon exercise of a Right, the exercise price, the Redemption Price and the number of Rights associated with each outstanding share of Common Stock are all subject to adjustment by the board of directors, pursuant to customary antidilution provisions.

Taxes	Distribution of the Rights should not be a taxable event for federal income tax purposes. Following an event that renders the Rights exercisable or upon redemption of the Rights, stockholders may recognize taxable income.

Stockholder Review	At or prior to WatchGuard’s 2006 annual meeting of stockholders (and in no event later than May 5, 2006), WatchGuard’s board of directors shall submit a resolution ratifying the continued existence of the Rights Agreement to the stockholders who are not affiliated with management or any member of the board of directors (the “Independent Stockholders”) for their consideration and approval. Unless the majority of the votes cast by the Independent Stockholders are voted in favor of the continued existence of the Rights Agreement, the Rights Agreement and the Rights shall be terminated immediately after such meeting.

The foregoing is a summary of the principal terms of the Rights Agreement dated May 5, 2005 between WatchGuard and Mellon Investor Services, LLC, as rights agent (the “Rights Agreement”) and is qualified in its entirety by reference to the detailed terms of the Rights Agreement. A copy of the Rights Agreement, which is on file with the Securities and Exchange Commission as an exhibit to WatchGuard’s Registration Statement on Form 8-A filed on May 9, 2005, may be obtained from WatchGuard free of charge, upon request.

The board of directors recommends a vote “FOR” the nominee in Proposal 1.	Please mark your vote as indicated	X

		FOR the Nominee	WITHHOLD AUTHORITY to vote for the Nominee

(1)	ELECTION OF DIRECTOR: ONE CLASS 3 DIRECTOR Nominee: Steven N. Moore	☐	☐	SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER IN THE SPACE PROVIDED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE NOMINEE IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3.

☐ I plan to attend the annual meeting.

The board of directors recommends a vote “FOR” Proposal 2.
		FOR	AGAINST	ABSTAIN
(2)	RATIFY AND APPROVE THE RIGHTS AGREEMENT DATED MAY 5, 2005 WITH MELLON INVESTOR SERVICES LLC	☐	☐	☐

The board of directors recommends a vote “FOR” Proposal 3.

Please sign exactly as your name appears on your share certificate(s). Attorneys, trustees, executors and other fiduciaries acting in a representative capacity should sign their names and give their titles. An authorized person should sign on behalf of corporations, partnerships, associations, etc. and give his or her title. If your shares are held by two or more persons, each person must sign. Receipt of the notice of meeting and proxy statement is hereby acknowledged.

		FOR	AGAINST	ABSTAIN
(3)	RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR YEAR ENDING DECEMBER 31, 2006	☐	☐	☐

Signature(s) Date

é  FOLD AND DETACH HERE  é

WATCHGUARD TECHNOLOGIES, INC.

This proxy is solicited by WatchGuard’s board of directors for the

Annual Meeting of Stockholders to be held on May 4, 2006

The undersigned hereby appoint(s) Edward J. Borey and Bradley E. Sparks, and each of them, as proxies, with full power of substitution, to represent and vote as designated all shares of common stock of WatchGuard Technologies, Inc. held of record by the undersigned on March 3, 2006 at WatchGuard’s Annual Meeting of Stockholders, to be held at WatchGuard’s headquarters, 505 Fifth Avenue South, Suite 500, Seattle, Washington, at 9:00 a.m. local time on May 4, 2006, with authority to vote on the matters listed below and with discretionary authority as to any other matters that may properly come before the meeting or any adjournments or postponements of the meeting.

IMPORTANT—PLEASE COMPLETE, DATE AND SIGN ON THE OTHER SIDE

é  FOLD AND DETACH HERE  é